Rule 497(c)
File Nos. 333-289838 and 811-24117

Prospectus

October 14, 2026

Fund	Ticker	Principal U.S. Listing Exchange
Corgi Money Market ETF	MMF	Cboe BZX Exchange, Inc.

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY - Corgi Money Market ETF
ADDITIONAL INFORMATION ABOUT THE FUND
MANAGEMENT
HOW TO BUY AND SELL SHARES
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

FUND SUMMARY - Corgi Money Market ETF

Investment Objective

The Corgi Money Market ETF (the "Fund") seeks current income as is consistent with liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the "Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.15%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.15%
Fee Waiver(3)	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver	0.10%

(1) Under the unitary fee arrangement, Corgi Strategies, LLC (the "Adviser") will bear substantially all of the Fund's ordinary operating expenses, except for: advisory fees; interest on borrowings for investment purposes; dividends and other expenses on securities sold short; taxes; brokerage commissions and other costs of purchasing and selling portfolio securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; any distribution fees and expenses paid under a Rule 12b-1 plan adopted pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); litigation expenses; and other non-routine or extraordinary expenses.

(2) The Fund is newly organized. All fees and expenses are estimated for the current fiscal year.

(3) The Adviser has contractually agreed to waive a portion of its management fee equal to 0.05% of the Fund’s average daily net assets per annum, reducing the annual management fee from 0.15% to 0.10%. The agreement has no fixed termination date and continues indefinitely unless terminated in accordance with its terms. The agreement may not be terminated, and the waiver may not be reduced, through October 13, 2027. After that date, the agreement may be terminated only by the Board of Trustees, or with its consent, upon not less than thirty (30) days’ prior written notice to the Adviser; such notice may be given only after October 13, 2027. The Adviser has no unilateral right to terminate the agreement. Notwithstanding these restrictions, the agreement terminates automatically upon termination of the Fund’s Investment Advisory Agreement, without regard to the minimum commitment period or the thirty (30) day notice requirement. Amounts waived are not subject to recoupment by the Adviser.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$10	$32

Portfolio Turnover

When the Fund buys and sells securities, it incurs trading costs such as brokerage commissions. Greater trading activity (often called portfolio turnover) generally means higher trading expenses and, in taxable accounts, may result in larger taxable distributions. These amounts are not included in Total Annual Fund Operating Expenses or in the Expense Example and will reduce the Fund's returns. Because the Fund is newly formed, a portfolio turnover rate is not yet available.

Principal Investment Strategies

The Fund operates as a "government money market fund" pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Government money market funds generally must invest at least 99.5% of their total assets in cash, government securities, or fully collateralized repurchase agreements. The Fund's policies are narrower: it invests exclusively in direct obligations of the U.S. Department of the Treasury ("U.S. Treasury securities") and immediately available cash denominated in U.S. dollars, subject to Rule 2a-7. These restrictions apply at all times, including during temporary defensive periods and periods of unusual cash flows. The Fund is an actively managed exchange-traded fund ("ETF") that does not seek to replicate the performance of a specified index.

U.S. Treasury securities include Treasury bills, notes, and bonds that meet the Fund's maturity requirements. These securities are direct obligations of the United States and are backed by its full faith and credit. The Fund does not invest in securities issued by U.S. government agencies or government-sponsored enterprises or in shares of other investment companies, including money market funds and ETFs. The Fund will not enter into repurchase agreements or reverse repurchase agreements, engage in securities lending or securities borrowing, or otherwise transfer portfolio assets under arrangements providing rights to reacquire the same or similar assets from the transferee.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Money Market Securities. For purposes of this policy, "Money Market Securities" means direct obligations of the U.S. Department of the Treasury that satisfy the Fund's maturity requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended. This 80% policy is a non-fundamental policy and the Fund will not change it without providing shareholders with at least 60 days' prior notice.

The Fund invests in securities maturing in 397 days or less and maintains a portfolio dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. Furthermore, the Fund will hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions and maintain at least 25% of its total assets in "daily" liquid assets and at least 50% of its total assets in "weekly" liquid assets. The maturity of certain variable and floating rate instruments is measured by reference to the next interest rate reset date rather than the absolute maturity of the instrument. The Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis.

The Fund expects initially to focus its investments in U.S. Treasury bills. The Fund may hold immediately available U.S. dollar cash for liquidity and operational purposes.

In selecting investments, Corgi Strategies, LLC (the "Adviser") selects money market instruments for the Fund based on its assessment of relative values and changes in market and economic conditions. The Adviser also considers safety of principal and liquidity in selecting securities for the Fund and thus may not buy securities that offer the highest yield.

Although the Fund will seek to continue to qualify as a "government money market fund," it will not seek to maintain a stable net asset value ("NAV") per share using the amortized cost or penny rounding method of valuation. Instead, the Fund will calculate its NAV per share based on the market value of its investments. In addition, unlike a traditional money market fund, the Fund operates as an exchange-traded fund ("ETF"). As an ETF, the Fund's shares will be traded on Cboe BZX Exchange, Inc. and will generally fluctuate in accordance with changes in NAV per share as well as the relative supply of, and demand for, shares on the exchange.

The Fund does not currently intend to impose a liquidity fee on redemptions.

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

Principal Risks of Investing in the Fund

The principal risks are presented alphabetically below. Each risk described below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. You could lose money by investing in the Fund.

Active Management Risk. The Fund is actively managed and its performance depends on the investment decisions of the Adviser. There is no guarantee that the techniques employed will produce the desired results. The Fund's yield may be lower than that of other money market funds with broader investment mandates.

AP and Market Maker Dependence Risk. The Fund relies on a limited number of financial institutions that are authorized to purchase and redeem Creation Units directly with the Fund (each, an Authorized Participant or "AP"). There may also be a limited number of market makers and other liquidity providers active in Shares. If (i) APs exit the business, become unable to process creation and/or redemption orders, and no other APs step in, or (ii) market makers and/or other liquidity providers leave the market or materially scale back their activity and no replacements emerge, Shares may trade at a material discount to NAV and, in extreme cases, could face delisting.

Brokerage Commissions and Bid-Ask Spread Risk. Investors transacting in the secondary market will pay brokerage commissions and may bear costs associated with the bid-ask spread. These costs tend to rise when trading volume is low or markets are stressed and can materially reduce investment results, especially for frequent or small transactions.

Cash Transaction Risk. The Fund may effect some or all of its creations and redemptions for cash, rather than in-kind securities. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund's shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund's NAV.

Counterparty Risk. Counterparty risk may arise because of the counterparty's financial condition, market activities and developments, or other reasons. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Credit Risk. The Fund is exposed to the credit risk of the U.S. Government through its investments in U.S. Treasury securities. An actual or perceived decline in the creditworthiness of the U.S. Government, including a credit rating downgrade, may reduce the value and liquidity of the Fund's holdings, may delay or reduce payments owed to the Fund, and may adversely affect the Fund's NAV and yield.

Income Risk. The Fund's income may decrease due to declining short-term interest rates. In market environments where short-term interest rates are very low, the Fund's yield may be very low, and the Fund could have a negative yield (i.e., it could lose money on a net basis). If there is an insufficient supply of U.S. Treasury bills, notes, and bonds to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the Fund.

Interest Rate Risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Because the Fund invests in short-term securities, its interest rate sensitivity is generally lower than that of funds investing in longer-term instruments. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to shareholders.

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Adviser, an affiliate of the Adviser, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may invest in the Fund and hold their investment for a limited period of time. There can be no assurance that any large shareholder would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains. In addition, large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund's NAV.

Limited Shareholder Rights Risk. The Trust's governing documents limit certain shareholder rights. For example, the Trust generally does not hold annual meetings of shareholders and permits removal of a Trustee only by the remaining Trustees. The Trust's Declaration of Trust provides that certain disputes must be resolved in a specific state court and contains a jury trial waiver. These provisions may discourage certain types of claims or limit shareholders' ability to bring claims in a judicial forum they consider favorable.

Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the value of the Fund.

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends, or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers. You could lose money.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund's shares trading in the secondary market at a premium or discount to NAV.

Money Market Fund Risk. The share price of the Fund can fall. Unlike a traditional money market fund, the Fund operates as an ETF. As an ETF, the Fund's shares will be traded on the exchange and will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, shares on the exchange. You should not rely on or expect the Adviser to enter into support agreements or take other actions to maintain the Fund's share price. The credit quality of the Fund's holdings can change rapidly in certain market environments, and the default of a single holding could have an adverse impact on the Fund's share price. The Fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund.

New Adviser Risk. The Adviser is a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor can judge the Adviser.

New Fund Risk. The Fund is newly organized and has limited or no operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, that an active trading market for the Fund's shares will develop or be maintained, or that the Fund's shares' listing will continue unchanged.

Operational and Cybersecurity Risk. The Fund and its service providers are directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning ("AI"), which may result in losses for the Fund and its shareholders or may impair the Fund's operations.

Premium/Discount to NAV Risk. Shares trade at market prices that may be above (premium) or below (discount) NAV, particularly when market volatility is elevated, trading volume is limited, or the portfolio experiences disruptions.

Risks of Holding Cash. The Fund will at all times hold cash positions, which may hurt the Fund's performance. Cash positions may also subject the Fund to additional risks and costs including any fees imposed by the Fund's custodian for large cash balances.

Security Selection Risk. While the Fund invests in short-term securities, which by nature should be relatively stable investments, it is possible that the securities in which the Fund invests will not perform as expected. This could cause the Fund's yield to lag behind those of similar money market funds and could result in a decline in share price.

U.S. Government Default Risk. Due to the rising U.S. government debt burden and potential limitations caused by the statutory debt ceiling, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. In the past, U.S. sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. Such a credit event may adversely impact the financial markets and the Fund. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of certain kinds of debt.

U.S. Treasury Obligations Risk. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative "debt ceiling." Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system. Changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Valuation Risk. Certain portfolio holdings, and potentially a significant portion of the Fund's portfolio, may be valued using factors other than market quotations. This may occur more frequently during periods of market stress or reduced liquidity. When market quotations are not readily available, investments are fair valued by the Adviser, and such methods may involve more subjectivity than the use of market quotations.

Variable and Floating Rate Instrument Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund's shares. Benchmark interest rates may not accurately track market interest rates.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Performance

Because the Fund has not completed a full calendar year of operations as of the date of this Prospectus, performance information is not presented. After the Fund has a full calendar year of results, this section will include a calendar-year bar chart and a table of average annual total returns, which will help illustrate the variability of the Fund's returns over time. At that time, the Fund's performance will be compared to an appropriate broad-based market index (total return). The specific benchmark index (or indexes) used for this comparison will be identified in this section once performance information is presented and will be selected to represent the overall applicable market relevant to the Fund's investment exposure.

Past performance (before and after taxes) is not a guarantee of future results.

Once available, updated performance information will be posted on the Fund’s website at www.corgiinvest.com.

Management

Investment Adviser: Corgi Strategies, LLC serves as investment adviser to the Fund.

Portfolio Manager: The individual primarily responsible for the day-to-day management of the Fund is Anthony Aukett, a Portfolio Manager for the Adviser, who has served as a portfolio manager of the Fund since its inception.

Purchase and Sale of Shares

The Fund issues and redeems shares only in large blocks called "Creation Units" at NAV next determined after an order is accepted. Only authorized participants ("APs") may transact in Creation Units directly with the Fund. Creation Units are generally issued and redeemed in exchange for a basket of securities and/or cash; the Fund may, in its discretion, permit or require all-cash creations or redemptions.

Individual Shares are listed for trading on Cboe BZX Exchange, Inc. (the "Exchange") and may be bought or sold in the secondary market at market prices rather than at NAV. Market prices may be above (premium to) or below (discount to) NAV. Investors trading on an exchange will pay brokerage commissions and may be affected by the bid-ask spread.

As available, information required by Rule 6c-11 (including the Fund's NAV, market price, historical premiums/discounts, and median bid-ask spread) will be posted on the Fund's website at www.corgiinvest.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income and/or capital gains, unless Shares are held through an individual retirement account ("IRA") or other tax-advantaged arrangement, in which case taxes may be due upon withdrawal. Given its investment strategy, the Fund does not expect its distributions to qualify for the reduced tax rates applicable to qualified dividend income. Your tax treatment may vary; consult your tax adviser about your particular circumstances.

Financial Intermediary Compensation

If you purchase Shares through a financial intermediary (e.g., a broker-dealer or bank), the Adviser or its affiliates may, from their own resources, compensate the intermediary for activities related to the distribution, marketing, promotion, or sale of Shares, or for shareholder and educational support. These payments may create a conflict of interest by incentivizing the intermediary or its personnel to recommend the Fund over other investments. Such payments are not made by the Fund and do not increase the expenses paid by the Fund. Ask your salesperson or visit your intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objectives

Corgi Money Market ETF

The Corgi Money Market ETF (the "Fund") seeks current income as is consistent with liquidity and stability of principal.

An investment objective is fundamental if it cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees (the "Board") of Corgi ETF Trust I (the "Trust") upon 60 days' prior written notice to shareholders.

Principal Investment Strategies for the Fund

General Investment Policies

Under normal market conditions, the Fund is an actively managed exchange-traded fund ("ETF"). The Fund does not seek to track the performance of a specified index. Corgi Strategies, LLC (the "Adviser") manages the Fund's portfolio in accordance with the Fund's investment objective and the principal investment strategies described in this prospectus.

80% investment policy. Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Money Market Securities. For purposes of this policy, "Money Market Securities" means direct obligations of the U.S. Department of the Treasury that satisfy the Fund's maturity requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended. This 80% policy is a non-fundamental policy and the Fund will not change it without providing shareholders with at least 60 days' prior notice.

Cash management. For liquidity and operational purposes, including to facilitate the ETF creation and redemption process, meet expenses, manage settlement timing, or accommodate unusually large cash flows, the Fund may hold immediately available cash denominated in U.S. dollars. The Fund will not invest in shares of other money market funds or other investment companies. Cash does not count toward the Fund's 80% investment policy.

Temporary departures. In unusual circumstances, including market disruptions or unusually large cash inflows or redemptions, the Fund may temporarily hold a larger-than-typical portion of its assets in immediately available U.S. dollar cash. All investments remain limited to U.S. Treasury securities and immediately available U.S. dollar cash and remain subject to Rule 2a-7. Cash does not count toward the Fund's 80% investment policy. During such periods, the Fund may not fully pursue its investment objective.

Concentration. The Fund will invest more than 25% of its total assets in U.S. Treasury securities.

Prohibited transactions. The Fund does not invest in securities issued by U.S. government agencies or government-sponsored enterprises or in shares of other investment companies, including money market funds and ETFs. The Fund will not enter into repurchase agreements or reverse repurchase agreements, engage in securities lending or securities borrowing, or otherwise transfer portfolio assets under arrangements providing rights to reacquire the same or similar assets from the transferee.

Fund-Specific Strategies

Corgi Money Market ETF

The Fund seeks current income as is consistent with liquidity and stability of principal. The Fund operates as a "government money market fund" pursuant to Rule 2a-7 under the 1940 Act and is subject to related restrictions on its portfolio composition.

The Fund invests exclusively in direct obligations of the U.S. Department of the Treasury ("U.S. Treasury securities") and immediately available cash denominated in U.S. dollars, subject to Rule 2a-7. These restrictions apply at all times, including during temporary defensive periods and periods of unusual cash flows. The Fund does not invest in securities issued by U.S. government agencies or government-sponsored enterprises or in shares of other investment companies, including money market funds and ETFs. The Fund will not enter into repurchase agreements or reverse repurchase agreements, engage in securities lending or securities borrowing, or otherwise transfer portfolio assets under arrangements providing rights to reacquire the same or similar assets from the transferee.

The Fund invests in securities maturing in 397 days or less and maintains a portfolio dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund will hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions and maintain at least 25% of its total assets in "daily" liquid assets and at least 50% of its total assets in "weekly" liquid assets. The maturity of certain variable and floating rate instruments is measured by reference to the next interest rate reset date rather than the absolute maturity of the instrument. The Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis.

The Fund expects initially to focus its investments in U.S. Treasury bills. The Fund may hold immediately available U.S. dollar cash for liquidity and operational purposes.

Although the Fund will seek to continue to qualify as a "government money market fund," it will not seek to maintain a stable net asset value ("NAV") per share using the amortized cost or penny rounding method of valuation. Instead, the Fund will calculate its NAV per share based on the market value of its investments. In addition, unlike a traditional money market fund, the Fund operates as an exchange-traded fund ("ETF"). An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund does not currently intend to impose a liquidity fee on redemptions.

Principal Risks of Investing in the Fund

The principal risks are presented alphabetically below. Each risk summarized below is regarded as a “principal risk” of investing in the Fund, regardless of the order in which it appears. Investing involves risk, including the possible loss of principal. Any of the risks described can adversely affect the Fund’s NAV, market price, income, or total return. Some or all of these risks may adversely affect the Fund’s NAV per share price, yield, total return, and/or the Fund’s ability to achieve its objective.

Active Management Risk. The Fund is actively managed and its performance depends on the investment decisions of the Adviser. In managing the Fund, the portfolio managers use their judgment and apply various analytical methods and investment strategies in making investment decisions. There is no guarantee that the techniques and analysis employed will produce the desired results, and the Fund may underperform its benchmark or funds with similar investment objectives.

Cash Transaction Risk. The Fund may effect some or all of its creations and redemptions for cash, rather than in-kind securities. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund's shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund's NAV.

Counterparty Risk. Counterparty risk may arise because of the counterparty's financial condition, market activities and developments, or other reasons. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Credit Risk. The Fund is exposed to the credit risk of the U.S. Government through its investments in U.S. Treasury securities. An actual or perceived decline in the creditworthiness of the U.S. Government, including a credit rating downgrade, may reduce the value and liquidity of the Fund's holdings, may delay or reduce payments owed to the Fund, and may adversely affect the Fund's NAV and yield.

ETF Risks. The Fund is an exchange-traded fund ("ETF") and is subject to risks associated with ETF structure and secondary-market trading. These include potential reliance on a limited number of market makers and Authorized Participants, the possibility that Shares trade at prices different from NAV, and the trading and transaction-cost considerations described below.

•   AP and Market Maker Dependence Risk. The Fund relies on a limited number of financial institutions that are authorized to purchase and redeem Creation Units directly with the Fund (each, an Authorized Participant or "AP"). There may also be a limited number of market makers and other liquidity providers active in Shares. If (i) APs exit the business, become unable to process creation and/or redemption orders, and no other APs step in, or (ii) market makers and/or other liquidity providers leave the market or materially scale back their activity and no replacements emerge, Shares may trade at a material discount to NAV and, in extreme cases, could face delisting.

•   Brokerage Commissions and Bid-Ask Spread Risk. Investors transacting in the secondary market will pay brokerage commissions and may bear costs associated with the bid-ask spread. These costs tend to rise when trading volume is low or markets are stressed and can materially reduce investment results, especially for frequent or small transactions.

•   Premium/Discount to NAV Risk. Shares trade at market prices that may be above (premium) or below (discount) NAV, particularly when market volatility is elevated, trading volume is limited, or the portfolio experiences disruptions.

•   Trading. Although Shares are listed for trading on Cboe BZX Exchange, Inc. (the "Exchange") and may trade on other U.S. exchanges, there is no assurance that Shares will trade with active volume, or trade at all, on any exchange. In stressed market conditions, the liquidity of Shares and the liquidity of the Fund's portfolio holdings may deteriorate.

Income Risk. The Fund's income may decrease due to declining interest rates or other factors. In market environments where short-term interest rates are very low, the Fund's yield may be very low, and the Fund could have a negative yield. This decline in income can occur because many of the debt instruments held by the Fund have floating or variable interest rates.

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of fixed-income securities will increase as interest rates fall and decrease as interest rates rise. In general, the market price of securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Because the Fund invests in short-term securities, its interest rate sensitivity is generally lower than that of funds investing in longer-term instruments. The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to shareholders.

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Adviser, an affiliate of the Adviser, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may invest in the Fund and hold their investment for a limited period of time. There can be no assurance that any large shareholder would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions earlier than the Fund otherwise would have.

Limited Shareholder Rights Risk. The Trust's governing documents limit certain shareholder rights. For example, the Trust generally does not hold annual meetings of shareholders and permits removal of a Trustee only by the remaining Trustees. The Trust's Declaration of Trust provides that certain disputes must be resolved in a specific state court and contains a jury trial waiver. These provisions may discourage certain types of claims or limit shareholders' ability to bring claims in a judicial forum they consider favorable.

Liquidity Risk. Certain fixed-income investments may become less liquid, particularly during periods of market stress, reduced dealer balance sheet capacity, or heightened volatility. Reduced liquidity may make it more difficult or costly to buy or sell securities at desired times or prices, may increase portfolio transaction costs, and may adversely affect the Fund's performance.

Market Risk. The value of the Fund's portfolio may decrease due to short-term market movements and over more prolonged market downturns. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. You could lose money.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund's shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund's portfolio holdings.

Money Market Fund Risk. The share price of the Fund can fall. Unlike a traditional money market fund, the Fund operates as an ETF and its shares will be traded on the exchange and will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, shares. The credit quality of the Fund's holdings can change rapidly in certain market environments, and the default of a single holding could have an adverse impact on the Fund's share price.

New Adviser Risk. The Adviser is a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor can judge the Adviser.

New Fund Risk. The Fund is newly organized and has limited or no operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, that an active trading market for the Fund's shares will develop or be maintained, or that the Fund's shares' listing will continue unchanged.

Operational and Cybersecurity Risk. The Fund and its service providers are directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning ("AI"), which may result in losses for the Fund and its shareholders or may impair the Fund's operations.

Risks of Holding Cash. The Fund will at times hold cash positions, which may hurt the Fund's performance. Cash positions may also subject the Fund to additional risks and costs including any fees imposed by the Fund's custodian for large cash balances.

Security Selection Risk. While the Fund invests in short-term securities, it is possible that the securities in which the Fund invests will not perform as expected. This could cause the Fund's yield to lag behind those of similar money market funds and could result in a decline in share price.

U.S. Government Default Risk. Due to the rising U.S. government debt burden and potential limitations caused by the statutory debt ceiling, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may adversely impact the financial markets and the Fund.

U.S. Treasury Obligations Risk. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary. Circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative "debt ceiling."

Valuation Risk. Certain portfolio holdings, and potentially a significant portion of the Fund's portfolio, may be valued using factors other than market quotations. This may occur more frequently during periods of market stress or reduced liquidity. When market quotations are not readily available, investments are fair valued by the Adviser, and such methods may involve more subjectivity than the use of market quotations.

Variable and Floating Rate Instrument Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund's shares. Benchmark interest rates may not accurately track market interest rates.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

PORTFOLIO HOLDINGS INFORMATION

The Fund's complete portfolio holdings will be made available on the Fund's website at www.corgiinvest.com on each business day, consistent with applicable SEC requirements (including Rule 6c-11). A full description of the Fund's policies and procedures regarding disclosure of portfolio holdings is provided in the Fund's Statement of Additional Information (the "SAI").

MANAGEMENT

Investment Adviser

Corgi Strategies, LLC (the "Adviser"), located at 425 Bush St, Suite 500, San Francisco, CA 94104, is a Delaware limited liability company registered with the SEC as an investment adviser and serves as investment adviser to the Fund. The Adviser was founded in July 2025, and as of June 30, 2026, had approximately $821,465,127 in assets under management.

The Adviser is responsible for overall portfolio management and administration of the Fund pursuant to an investment advisory agreement with Corgi ETF Trust I (the "Trust") (the "Advisory Agreement"). In addition to executing portfolio transactions, the Adviser may arrange for, and oversee, service providers performing transfer agency, custody, fund administration/accounting, distribution, and other services necessary for the Fund's operations.

Because the Fund operates as a government money market fund, the Adviser is responsible for selecting, executing, and managing the Fund's portfolio of U.S. Treasury securities and immediately available U.S. dollar cash, including the evaluation of credit quality, maturity, yield, and liquidity. The Adviser oversees compliance with the Fund's investment policies, Rule 2a-7 requirements (including liquidity, maturity, and quality requirements), diversification requirements, and other applicable regulatory requirements under the Investment Company Act of 1940.

For its services to the Fund, the Fund pays the Adviser a unitary management fee, calculated daily and paid monthly, from the Fund's average daily net assets. Under the Advisory Agreement, the Adviser pays substantially all of the Fund's expenses except for: the advisory fee itself; interest charges on borrowings; taxes; brokerage commissions and other expenses related to buying and selling portfolio investments; dividends and other expenses on securities sold short; acquired fund fees and expenses; any accrued deferred tax liability; distribution fees and expenses under any Rule 12b-1 plan; litigation and other extraordinary expenses; and any other expenses the Fund is responsible for under the Advisory Agreement (collectively, the "Excluded Expenses").

For clarity, certain costs related to the Fund's portfolio transactions (for example, the bid-ask spread on fixed-income securities and other transaction-related costs) are not included in the Fund's Total Annual Fund Operating Expense under the unitary fee. These amounts are embedded in the pricing and performance of the securities and therefore reduce the Fund's returns rather than appearing as operating expenses.

Additional information about portfolio transactions, brokerage selection, and research services is provided in the SAI under Brokerage Transactions.

Expense Limitation Agreement

The Adviser has contractually agreed to waive a portion of its management fee equal to 0.05% of the Fund’s average daily net assets per annum, reducing the annual management fee from 0.15% to 0.10%. The agreement has no fixed termination date and continues indefinitely unless terminated in accordance with its terms. The agreement may not be terminated, and the waiver may not be reduced, through October 13, 2027. After that date, the agreement may be terminated only by the Board of Trustees, or with its consent, upon not less than thirty (30) days’ prior written notice to the Adviser; such notice may be given only after October 13, 2027. The Adviser has no unilateral right to terminate the agreement. Notwithstanding these restrictions, the agreement terminates automatically upon termination of the Fund’s Investment Advisory Agreement, without regard to the minimum commitment period or the thirty (30) day notice requirement. Amounts waived are not subject to recoupment by the Adviser. The agreement provides a fixed advisory fee waiver and does not cap the Fund’s total annual operating expenses or alter the expenses excluded from the Adviser’s unitary fee obligations under the Investment Advisory Agreement.

Fund Name	Management Fee Waiver
Corgi Money Market ETF	0.05%

Advisory Agreement

A discussion of the basis for the Board's approval of the Advisory Agreement will appear in the Fund's Annual Report to shareholders for the period ended December 31, 2026, on Form N-CSR.

Portfolio Manager

The individual primarily responsible for the day-to-day management of the Fund is Anthony Aukett, a Portfolio Manager for the Adviser, who has served as a portfolio manager of the Fund since its inception.

Additional information regarding the portfolio manager's compensation, other accounts managed, and ownership of Shares is provided in the Fund's SAI.

HOW TO BUY AND SELL SHARES

The Fund issues and redeems Shares only in large blocks called "Creation Units," at the Fund's net asset value ("NAV") next determined after an order is accepted. Only authorized participants ("APs"), who must be members or participants of a registered clearing agency and must have an executed participant agreement with the Fund's distributor and transfer agent, may transact in Creation Units directly with the Fund. Once created, Shares may be bought and sold in the secondary market in amounts less than a Creation Unit.

Because the Fund invests in fixed-income securities that may be less liquid or difficult to transfer in-kind, the Fund generally expects to effect creations and redemptions in cash rather than in-kind. Cash creations and redemptions may require the Fund to buy or sell portfolio investments, which may increase brokerage and other transaction costs and may cause the Fund to recognize taxable gains or losses that it might not have incurred if it were able to effect creations and redemptions in-kind. The Fund may impose transaction fees on cash creations and redemptions designed to cover the Fund's estimated costs; however, to the extent these costs are not offset by a transaction fee payable by an authorized participant, they will be borne by the Fund and may decrease the Fund's NAV.

Most investors buy and sell Shares in secondary-market transactions through brokers. Shares are expected to be listed for trading on Cboe BZX Exchange, Inc. (the "Exchange") and can be bought and sold throughout the trading day at market prices. Investors may pay customary brokerage commissions and, because secondary-market transactions occur at market prices, investors may pay more than NAV when buying Shares and receive less than NAV when selling Shares.

Book Entry

Shares are held only in book-entry form. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares. Beneficial ownership of Shares is shown on the records of DTC or its participants (e.g., brokers, banks, and other financial institutions). As a beneficial owner, you will not receive physical certificates and must rely on DTC and its participants to exercise rights associated with owning Shares, consistent with standard "street name" procedures.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions of Shares. Purchases and redemptions by APs are integral to the ETF arbitrage mechanism and help keep market prices of Shares close to NAV. The Board has considered the potential for frequent purchases and redemptions, particularly for cash, to increase portfolio transaction costs and realized capital gains, and has approved policies to mitigate these effects, including fair-value pricing and the imposition of transaction fees on Creation Unit purchases and redemptions designed to cover the Fund's costs. The Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the close of regular trading on Cboe BZX Exchange, Inc. (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by dividing the Fund’s net assets by the number of Shares outstanding.

In determining NAV, portfolio securities and other assets are generally valued at market value using quotations, last sale prices, or values supplied by a pricing service or market makers. When such information is unavailable or is deemed unreliable, the affected investments are valued at fair value pursuant to the Fund's valuation procedures. Fixed-income securities, including U.S. Government securities, are generally valued using prices provided by independent pricing services, which may use broker-dealer quotations, matrix pricing, or other valuation methodologies that consider factors such as yield, credit quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which market quotations are not readily available, or for which the pricing service does not provide a valuation or the Adviser believes the provided valuation is unreliable, are valued at fair value pursuant to the Fund's valuation procedures. Fair valuation may involve more subjectivity than the use of market quotations, and values established through fair valuation may differ from what would be produced if market quotations were used.

Fair Value Pricing

The Board has designated the Adviser as the Fund’s “valuation designee” under Rule 2a-5 of the 1940 Act, subject to the Board’s oversight. The Adviser has adopted valuation policies and procedures to determine, in good faith, the fair value of investments for which market quotations are not readily available or are considered unreliable (for example, following a trading halt or when a primary pricing source fails to provide data). In making fair-value determinations, the Adviser may consider all reasonably available information deemed relevant, including issuer-specific data, market conditions, recent trading activity, and the circumstances that triggered the need for fair value. Because fair value determinations involve judgments, the prices assigned may differ from values realized upon sale.

Investments by Other Registered Investment Companies in the Fund

Investments by registered investment companies in the Fund are subject to the limits of Section 12(d)(1) of the 1940 Act and related rules. Other registered investment companies may invest in the Fund beyond the Section 12(d)(1) limits in accordance with applicable SEC rules (e.g., Rule 12d1-4) and conditions, which may include entering into a fund-of-funds investment agreement with the Fund.

Delivery of Shareholder Documents: “Householding”

Certain intermediaries may offer “householding,” a method of delivery under which a single copy of shareholder documents is sent to investors sharing an address, even if accounts are registered in different names. If you wish to enroll in, or to change your householding election, please contact your broker-dealer or other financial intermediary.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to make monthly distributions of net investment income, if any, to shareholders, and to distribute any net realized capital gains to shareholders at least annually.

The Fund will declare and pay income and capital gain distributions, if any, in cash. Cash distributions may be reinvested in additional whole Shares only if the broker through whom you hold Shares offers that option. Your broker is responsible for delivering any income and capital gain distributions to you.

Because the Fund invests primarily in fixed-income securities, distributions are expected to consist primarily of ordinary income (interest income). The Fund may also distribute net short-term and long-term capital gains, if any. The tax treatment of the Fund's distributions may vary depending on the nature of the income earned and the holding period of the securities sold. Shareholders should consult their own tax advisers regarding the tax consequences of investing in the Fund.

Taxes

The following discussion summarizes certain U.S. federal income tax considerations that generally apply to investments in the Fund. Your situation may differ. You should consult your tax adviser regarding the tax consequences of investing in Shares, including the application of foreign, state, and local tax laws.

The Fund intends to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund satisfies minimum distribution requirements, a RIC is generally not subject to fund-level federal income tax on income and gains that are timely distributed to shareholders. If the Fund was to fail to qualify as a RIC or fail to meet the distribution requirements (and no relief were available), it could be subject to fund-level taxation, which would reduce income available for distribution.

Unless your Shares are held through a tax-exempt entity or tax-advantaged account (such as an IRA), you should consider potential tax consequences when the Fund makes distributions, when you sell Shares on the Exchange, and (for institutional investors only) when you purchase or redeem Creation Units.

This general discussion is based on the Code and applicable Treasury regulations in effect on the date of this Prospectus. New legislation, administrative guidance, or court decisions may materially change these conclusions and may apply retroactively.

Taxes on Distributions

For federal income tax purposes, distributions of the Fund’s net investment income are generally taxable to shareholders as ordinary income. Tax treatment of distributions of net capital gains (if any) depends on how long the Fund held the investments that generated such gains, not on how long you have held your Shares. Sales of assets held by the Fund for more than one year generally produce long-term capital gains or losses; sales of assets held for one year or less generally produce short-term capital gains or losses. Distributions that the Fund reports as capital gain dividends (“Capital Gain Dividends”) are taxable to shareholders as long-term capital gains. Distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Dividends and distributions are generally taxable to you whether received in cash or reinvested in additional Shares.

Because the Fund invests primarily in U.S. Treasury securities, its distributions are generally expected to consist of ordinary interest income. The Fund does not expect its distributions to qualify for the reduced tax rates applicable to qualified dividend income or for the dividends-received deduction available to corporate shareholders.

Shortly after the close of each calendar year, you will receive information describing the character of distributions you received from the Fund.

In addition to federal income tax, certain individuals, trusts, and estates are subject to a 3.8% Net Investment Income (“NII”) tax. This tax is imposed on the lesser of: (i) net investment income (as reduced by properly allocable deductions) or (ii) the excess of modified adjusted gross income over specified thresholds ($250,000 for married filing jointly, $200,000 for single filers, and $125,000 for married filing separately). The Fund’s distributions and any capital gains realized on a sale or redemption of Shares are generally included in net investment income for purposes of the NII tax.

In general, distributions are taxable to you in the year paid. However, certain distributions paid in January may be treated as paid on December 31 of the year prior. In general, distributions are taxable even if they are paid from income or gains earned by the Fund before you purchased Shares (and thus were reflected in the Shares’ NAV at the time of purchase).

You may want to avoid purchasing Shares immediately before a dividend or other distribution, since the distribution will generally be taxable to you even if, in economic terms, it represents a return of part of your investment.

If you are neither a U.S. citizen nor a U.S. resident (or are a foreign entity), distributions (other than Capital Gain Dividends) will generally be subject to U.S. withholding tax at a 30% rate, unless a lower treaty rate applies. Under certain circumstances, the Fund may report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% withholding tax, provided other requirements are met.

The Foreign Account Tax Compliance Act (“FATCA”) may require the Fund to withhold a 30% tax (generally not refundable) from distributions of net investment income made to: (A) certain foreign financial institutions that do not satisfy applicable FATCA reporting or due-diligence requirements (or that are not treated as compliant under an applicable intergovernmental agreement), and (B) certain non-financial foreign entities that do not provide required information regarding substantial U.S. owners. FATCA may also affect the Fund’s returns on foreign investments or a shareholder’s returns if Shares are held through a foreign intermediary. Consult your tax adviser regarding FATCA’s application and any related certification, compliance, reporting, and withholding obligations.

The Fund (or a financial intermediary, such as a broker, through which a shareholder holds Shares) is generally required to withhold and remit to the U.S. Treasury a portion of taxable distributions and sale or redemption proceeds if the shareholder fails to furnish a correct taxpayer identification number, has underreported certain interest or dividend income, or fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if Shares have been held for more than one year, and as short-term capital gain or loss if Shares have been held for one year or less. However, a capital loss on Shares held six months or less is treated as long-term to the extent of Capital Gain Dividends received with respect to such Shares. Losses are disallowed to the extent you acquire (including through dividend reinvestment) substantially identical Shares within a 61-day period beginning 30 days before and ending 30 days after the sale.

Taxes on Purchases and Redemptions of Creation Units

An authorized participant (“AP”) whose functional currency is the U.S. dollar and who exchanges securities for Creation Units generally recognizes gain or loss equal to the difference between (i) the value of the Creation Units at the time of the exchange and (ii) the AP’s aggregate basis in the securities delivered plus any cash paid. An AP that exchanges Creation Units for securities will generally recognize gain or loss equal to the difference between (i) the AP’s basis in the Creation Units and (ii) the aggregate U.S. dollar market value of the securities received plus any cash received. The IRS may assert that a loss realized upon an exchange of securities for Creation Units is not currently deductible (e.g., under the “wash sale” rules for an AP not marking to market, or on the theory that there was no significant change in economic position). APs should consult their own tax advisers about the application of wash sale rules and the timing of any loss deductions.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares comprising the Creation Units were held for more than one year, and as short-term capital gain or loss if held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, delivering a basket of securities when redeeming Creation Units. Because the Fund invests in fixed-income securities that may be less liquid or difficult to transfer in-kind, the Fund generally expects to effect a significant portion of its creations and redemptions in cash. To raise cash for such redemptions, the Fund may sell portfolio securities, potentially recognizing investment income and/or capital gains or losses it might not have recognized if the redemption had been satisfied entirely in-kind. As a result, including cash in redemption proceeds can reduce the Fund's tax efficiency.

The foregoing discussion summarizes some possible consequences under current federal tax law of investing in the Fund. It is not a substitute for personal tax advice. You may also be subject to foreign, state, and local taxes on Fund distributions and on sales of Shares. Consult your tax adviser regarding the tax consequences of investing in Shares under all applicable laws. For additional information, see “Federal Income Taxes” in the SAI.

DISTRIBUTION

Paralel Distributors LLC (the "Distributor"), the Fund's distributor, is a broker-dealer registered with the SEC, serves as the Fund's distributor for Creation Units on an agency basis and does not make a secondary market in Shares. The Distributor does not set Fund policies or select the portfolio securities of the Fund. The Distributor's principal address is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

The Board has adopted a Distribution (Rule 12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay up to 0.25% of its average daily net assets each year for distribution-related services in connection with the sale and distribution of its Shares.

The Fund does not currently pay Rule 12b-1 fees and there are no current plans to impose such fees. If Rule 12b-1 fees are charged in the future, because they are paid from Fund assets on an ongoing basis, these fees would increase the cost of your investment over time and may exceed certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

When available, information about how often Shares traded on the Exchange at a price above (at a premium to) or below (at a discount to) the Fund's NAV will be provided on the Fund's website at www.corgiinvest.com.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, and has not participated in, the determination of the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of any equation by which to determine redeemability of Shares. The Exchange has no duty or liability to shareholders for the administration, marketing, or trading of the Shares.

Without limiting the foregoing, in no event shall the Exchange have any liability for lost profits or for indirect, punitive, special, or consequential damages, even if advised of the possibility of such damages.

The Adviser and the Fund make no representation or warranty, express or implied, to owners of Shares or to the public regarding the advisability of investing in securities generally or in the Fund specifically.

The Agreement and Declaration of Trust (the "Declaration of Trust") sets forth a detailed process for Shareholders to bring derivative or direct actions, designed to permit legitimate claims while limiting the costs, distraction, and other harm that can result from spurious demands and litigation. Under the Declaration of Trust, before bringing a derivative action, a Shareholder (together with any co-plaintiffs) must have continuously owned, both at the time of the alleged wrong and throughout the litigation, at least 10% of the Outstanding Shares of each Series or Class that would be affected by the proposed action and must deliver to the Board a written demand stating with reasonable particularity (i) the alleged breach or wrong, (ii) the relief sought and (iii) the basis for the Shareholder's standing. The Trustees, or a committee of independent Trustees, shall have not less than 90 days to investigate the matter. If a majority of the independent Trustees, after such investigation, determine in good faith that the requested action is not in the best interests of the Trust or the affected Series or Class, that decision is binding unless the plaintiff proves that the Trustees failed to satisfy the applicable standard of conduct. The Declaration of Trust further provides that a Shareholder may assert a direct claim only for an injury distinct from the injury suffered by Shareholders generally; claims that affect Shareholders proportionally must be brought derivatively. If a derivative or direct action is dismissed for failure to comply with these requirements, the court may require the plaintiff Shareholder(s) to reimburse the Trust, Series or Class for its reasonable expenses, including attorneys' fees. These provisions are generally intended to apply to internal-affairs claims and do not apply to claims brought under the federal securities laws.

The Declaration of Trust provides that any civil action or proceeding arising out of or relating to the Trust, a Series, the Declaration of Trust or the rights of Shareholders shall be brought exclusively in the Court of Chancery of the State of Delaware (or, if that court lacks subject-matter jurisdiction, another state or federal court located in Delaware). The Declaration of Trust further provides that each Shareholder (and other persons dealing with the Trust) irrevocably submits to the personal jurisdiction of, and waives any objection to venue in, those courts and, to the fullest extent permitted by law, knowingly, voluntarily and irrevocably waives the right to trial by jury in any such proceeding. These provisions may limit a Shareholder's ability to bring a claim in a judicial forum that it finds favorable or to have a jury trial, and may increase the costs associated with bringing such claims. The enforceability of such provisions may be uncertain in some circumstances, including with respect to claims arising under the federal securities laws.

FINANCIAL HIGHLIGHTS

This section ordinarily presents Financial Highlights to help you understand the Fund's performance over its operating period. Because the Fund has not commenced operations as of the date of this Prospectus, no Financial Highlights are shown.

The Fund

Adviser

Corgi Strategies, LLC

425 Bush St, Suite 500

San Francisco, CA 94104

Distributor

Paralel Distributors LLC
1700 Broadway, Suite 2100
Denver, CO 80290

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Administrator, Fund Accountant, and Transfer Agent

U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services)
777 E. Wisconsin Ave.
Milwaukee, WI 53202
Attn: GFS Contracts

Custodian

U.S. Bank National Association
5065 Wooster Rd.
Cincinnati, OH 45226

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund’s SAI includes further details about the Fund’s investments and other information. A current SAI dated October 14, 2026, as supplemented from time to time, is on file with the SEC and is incorporated by reference into this Prospectus; it is legally part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s first annual report after operations commence, you will find a discussion of market conditions and investment strategies that materially affected performance. Form N-CSR contains the Fund’s annual and semi-annual financial statements.

You can obtain free copies of these documents when available, request other information, or make general inquiries about the Fund by contacting:

Corgi ETF Trust I, c/o 425 Bush St, Suite 500, San Francisco, CA 94104 or by calling (855) 552-6744.

Shareholder reports and other information about the Fund are also available on the EDGAR database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

●	Free of charge from the Fund’s Internet website at corgiinvest.com; or

●	For a fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-24117)

Corgi Money Market ETF

Corgi Money Market ETF (the "Fund")

listed on Cboe BZX Exchange, Inc.

STATEMENT OF ADDITIONAL INFORMATION

October 14, 2026

This Statement of Additional Information ("SAI") is not a prospectus and should be read together with the Prospectus for the Fund (the "Fund"), a series of Corgi ETF Trust I (the "Trust"), dated October 14, 2026, as they may be supplemented from time to time (each, a "Prospectus"). Unless noted otherwise, capitalized terms used in this SAI have the same meanings as in the applicable Prospectus. A copy of a Prospectus may be obtained without charge by email to contact@corgifunds.com, visiting www.corgiinvest.com, or writing to the Trust, c/o 425 Bush St, Suite 500, San Francisco, CA 94104.

The Fund's audited financial statements for the most recent fiscal year, when available, will be incorporated into this SAI by reference to the Fund's most recent annual report on Form N-CSR. You can obtain a copy of the Certified Shareholder Report free of charge by contacting the Fund at the mailing address or email listed above.

TABLE OF CONTENTS

General Information about the Trust
Additional Information about Investment Objectives, Policies, and Related Risks
Description of Permitted Investments
Investment Restrictions
Exchange Listing and Trading
Management of the Trust
Principal Shareholders, Control Persons and Management Ownership
Codes of Ethics
Proxy Voting Policies
Investment Adviser
Portfolio Managers
The Distributor
Administrator
Transfer Agent and ETF Order Management
Custodian
Independent Registered Public Accounting Firm
Portfolio Holdings Disclosure Policies and Procedures
Description of Shares
Limitation of Trustees' Liability
Brokerage Transactions
Portfolio Turnover Rate
Book Entry Only System
Purchase and Redemption of Shares in Creation Units
Determination of NAV
Dividends and Distributions
Federal Income Taxes
Financial Statements

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company with multiple series, each an exchange-traded fund. This SAI relates to the Fund. The Trust is a Delaware statutory trust formed on July 15, 2025. The Trust is registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (together with the rules and regulations thereunder, the "1940 Act"), as an open-end management investment company, and the offering of shares of beneficial interest ("Shares") is registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust is governed by its Board of Trustees (the "Board"). The Corgi Money Market ETF seeks current income as is consistent with liquidity and stability of principal. Corgi Strategies, LLC (the "Adviser") will serve as investment adviser to the Fund.

The Fund offers and issues Shares at their net asset value ("NAV") only in aggregations of a specified number of Shares (each, a "Creation Unit"). Because the Fund operates as a government money market fund holding short-term U.S. Treasury securities and immediately available U.S. dollar cash, the Trust generally anticipates effecting creations and redemptions for the Fund in cash rather than in-kind. The Trust may permit or require the substitution of a cash amount ("Deposit Cash") in lieu of some or all Deposit Securities. Shares are expected to be listed on Cboe BZX Exchange, Inc. (the "Exchange") and trade on the Exchange at market prices, which may differ from NAV. Shares are redeemable only in Creation Unit aggregations and, in general, in exchange for portfolio securities and a specified cash payment, or instead, entirely for cash. As a practical matter, mostly only institutions or large investors, known as "Authorized Participants" or "APs," purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Shares may be issued in advance of receipt of some or all Deposit Securities, subject to conditions set forth in the participant agreement among the AP, the distributor, and the transfer agent (the "Participant Agreement"), including a requirement to maintain with the Trust cash at least equal to a specified percentage of the value of any missing Deposit Securities. The Trust may impose a transaction fee on each creation or redemption, which may include transaction costs associated with buying or selling portfolio securities. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. As with other publicly traded securities, brokers' commissions on secondary-market transactions are negotiated with your broker at customary rates.

The Fund’s fiscal year ends December 31.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus under “Investment Objective” and “Principal Investment Strategies,” respectively. The information below supplements, and should be read together with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation is satisfied at the time of investment or contract, a subsequent increase or decrease due to market movements or redemptions will not, by itself, result in a violation of that limitation.

Diversification

The Fund is classified as diversified under the 1940 Act. Under the 1940 Act, a diversified fund cannot change its classification from diversified to non-diversified without the approval of a majority of the outstanding voting securities of the Fund.

General Risks

The value of the Fund's portfolio securities may fluctuate with changes in an issuer's or counterparty's financial condition, with issuer-specific or industry-specific developments, and with broader economic or political conditions. An investor in the Fund could lose money over short or long periods.

There is no assurance that a liquid market will exist for all securities held by the Fund. Market liquidity for fixed-income securities, and other structured products, may depend on whether dealers and market makers are willing to make markets in particular instruments. There can be no assurance that a market will be made or maintained, or that any such market will remain liquid. The price at which securities may be sold, and the value of Shares, can be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Financial markets, domestic and foreign, have at times experienced unusually high volatility. Continuing events and market turbulence may adversely affect Fund performance.

DESCRIPTION OF PERMITTED INVESTMENTS

The following describes the investments and techniques the Fund may use, and the related risks. All investments and practices described in this SAI are subject to Rule 2a-7 and the Fund's investment policies. The Fund invests exclusively in direct obligations of the U.S. Department of the Treasury ("U.S. Treasury securities") and immediately available cash denominated in U.S. dollars, subject to Rule 2a-7. These restrictions apply at all times, including during temporary defensive periods and periods of unusual cash flows. The Fund does not invest in securities issued by U.S. government agencies or government-sponsored enterprises or in shares of other investment companies, including money market funds and ETFs. The Fund will not enter into repurchase agreements or reverse repurchase agreements, engage in securities lending or securities borrowing, or otherwise transfer portfolio assets under arrangements providing rights to reacquire the same or similar assets from the transferee. No description or exception in this SAI, including under Investment Restrictions, authorizes an investment or transaction inconsistent with these limitations or expands the investments counted toward the Fund's 80% investment policy.

Borrowing

Although the Fund does not expect to borrow, it may do so to the extent allowed by the 1940 Act. Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. Any borrowing is expected to be for short-term or emergency purposes, not for investment, and would be repaid promptly. Borrowing magnifies the effect on NAV of changes in the market value of the Fund's holdings. Amounts borrowed bear interest (which may or may not be offset by earnings on purchased securities), and maintaining a credit facility may involve minimum balances, commitment fees, or other costs that increase the effective cost of borrowing.

Cash and U.S. Treasury Securities

The Fund may hold U.S. Treasury securities and immediately available U.S. dollar cash for portfolio and liquidity management, subject to Rule 2a-7 and its investment policies. The Fund expects initially to focus its investments in U.S. Treasury bills. Cash does not count toward the Fund's 80% investment policy.

U.S. Treasury Securities

The Fund may invest in direct obligations of the U.S. Department of the Treasury, including Treasury bills, notes, and bonds that meet the Fund's maturity requirements. These obligations are backed by the full faith and credit of the United States. U.S. Treasury securities are subject to interest rate risk and the risk that the United States may fail to make timely payments of principal or interest. Their yields may be lower than those of other debt securities. The Fund does not invest in securities issued by U.S. government agencies or government-sponsored enterprises.

When-Issued and Delayed Delivery Securities

The Fund may purchase U.S. Treasury securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions involve the risk that the security the Fund buys will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Active Management Risk. The Fund is actively managed and its performance depends on the investment decisions of the Adviser. In managing the Fund, the portfolio managers use their judgment and apply various analytical methods and investment strategies in making investment decisions. There is no guarantee that the techniques and analysis employed will produce the desired results, and the Fund may underperform its benchmark or funds with similar investment objectives.

Cash Transaction Risk. The Fund may effect some or all of its creations and redemptions for cash, rather than in-kind securities. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund's shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund's NAV.

Counterparty Risk. Counterparty risk may arise because of the counterparty's financial condition, market activities and developments, or other reasons. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Credit Risk. The Fund is exposed to the credit risk of the U.S. Government through its investments in U.S. Treasury securities. An actual or perceived decline in the creditworthiness of the U.S. Government, including a credit rating downgrade, may reduce the value and liquidity of the Fund's holdings, may delay or reduce payments owed to the Fund, and may adversely affect the Fund's NAV and yield.

ETF Risks. The Fund is an exchange-traded fund ("ETF") and is subject to risks associated with ETF structure and secondary-market trading. These include potential reliance on a limited number of market makers and Authorized Participants, the possibility that Shares trade at prices different from NAV, and the trading and transaction-cost considerations described below.

AP and Market Maker Dependence Risk. The Fund relies on a limited number of financial institutions that are authorized to purchase and redeem Creation Units directly with the Fund (each, an Authorized Participant or "AP"). There may also be a limited number of market makers and other liquidity providers active in Shares. If (i) APs exit the business, become unable to process creation and/or redemption orders, and no other APs step in, or (ii) market makers and/or other liquidity providers leave the market or materially scale back their activity and no replacements emerge, Shares may trade at a material discount to NAV and, in extreme cases, could face delisting.

Brokerage Commissions and Bid-Ask Spread Risk. Investors transacting in the secondary market will pay brokerage commissions and may bear costs associated with the bid-ask spread. These costs tend to rise when trading volume is low or markets are stressed and can materially reduce investment results, especially for frequent or small transactions.

Premium/Discount to NAV Risk. Shares trade at market prices that may be above (premium) or below (discount) NAV, particularly when market volatility is elevated, trading volume is limited, or the portfolio experiences disruptions.

Trading. Although Shares are listed for trading on Cboe BZX Exchange, Inc. (the "Exchange") and may trade on other U.S. exchanges, there is no assurance that Shares will trade with active volume, or trade at all, on any exchange. In stressed market conditions, the liquidity of Shares and the liquidity of the Fund's portfolio holdings may deteriorate.

Income Risk. The Fund's income may decrease due to declining interest rates or other factors. In market environments where short-term interest rates are very low, the Fund's yield may be very low, and the Fund could have a negative yield. This decline in income can occur because many of the debt instruments held by the Fund have floating or variable interest rates.

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of fixed-income securities will increase as interest rates fall and decrease as interest rates rise. In general, the market price of securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Because the Fund invests in short-term securities, its interest rate sensitivity is generally lower than that of funds investing in longer-term instruments. The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to shareholders.

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Adviser, an affiliate of the Adviser, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may invest in the Fund and hold their investment for a limited period of time. There can be no assurance that any large shareholder would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions earlier than the Fund otherwise would have.

Limited Shareholder Rights Risk. The Trust's governing documents limit certain shareholder rights. For example, the Trust generally does not hold annual meetings of shareholders and permits removal of a Trustee only by the remaining Trustees. The Trust's Declaration of Trust provides that certain disputes must be resolved in a specific state court and contains a jury trial waiver. These provisions may discourage certain types of claims or limit shareholders' ability to bring claims in a judicial forum they consider favorable.

Liquidity Risk. Certain fixed-income investments may become less liquid, particularly during periods of market stress, reduced dealer balance sheet capacity, or heightened volatility. Reduced liquidity may make it more difficult or costly to buy or sell securities at desired times or prices, may increase portfolio transaction costs, and may adversely affect the Fund's performance.

Market Risk. The value of the Fund's portfolio may decrease due to short-term market movements and over more prolonged market downturns. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. You could lose money.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund's shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund's portfolio holdings.

Money Market Fund Risk. The share price of the Fund can fall. Unlike a traditional money market fund, the Fund operates as an ETF and its shares will be traded on the exchange and will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, shares. The credit quality of the Fund's holdings can change rapidly in certain market environments, and the default of a single holding could have an adverse impact on the Fund's share price.

New Adviser Risk. The Adviser is a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor can judge the Adviser.

New Fund Risk. The Fund is newly organized and has limited or no operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, that an active trading market for the Fund's shares will develop or be maintained, or that the Fund's shares' listing will continue unchanged.

Operational and Cybersecurity Risk. The Fund and its service providers are directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning ("AI"), which may result in losses for the Fund and its shareholders or may impair the Fund's operations.

Risks of Holding Cash. The Fund will at times hold cash positions, which may hurt the Fund's performance. Cash positions may also subject the Fund to additional risks and costs including any fees imposed by the Fund's custodian for large cash balances.

Security Selection Risk. While the Fund invests in short-term securities, it is possible that the securities in which the Fund invests will not perform as expected. This could cause the Fund's yield to lag behind those of similar money market funds and could result in a decline in share price.

U.S. Government Default Risk. Due to the rising U.S. government debt burden and potential limitations caused by the statutory debt ceiling, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may adversely impact the financial markets and the Fund.

U.S. Treasury Obligations Risk. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary. Circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative "debt ceiling."

Valuation Risk. Certain portfolio holdings, and potentially a significant portion of the Fund's portfolio, may be valued using factors other than market quotations. This may occur more frequently during periods of market stress or reduced liquidity. When market quotations are not readily available, investments are fair valued by the Adviser, and such methods may involve more subjectivity than the use of market quotations.

Variable and Floating Rate Instrument Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from such securities. Benchmark interest rates may not accurately track market interest rates. Although variable and floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Illiquid Investments and Restricted Securities

Under Rule 2a-7, the Fund may not acquire any illiquid security if, immediately after the acquisition, more than 5% of its total assets would be invested in illiquid securities. An "illiquid security" is a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. The Adviser assesses and monitors portfolio liquidity in accordance with Rule 2a-7 and the Fund's applicable policies and procedures, including the requirement to hold securities sufficiently liquid to meet reasonably foreseeable shareholder redemptions. The 5% limitation applies at acquisition and does not permit purchases inconsistent with the Fund's other government money market fund requirements.

The Fund's permitted investments remain limited to U.S. Treasury securities and immediately available U.S. dollar cash. The illiquid investment limitation does not authorize investment in private placements or other securities outside that mandate.

Illiquid investments generally involve more risk than comparable, readily marketable securities. They may trade at a discount, may be harder to sell at a fair price or in a timely manner, and may prevent the Fund from taking advantage of market opportunities. Risks are most acute when the Fund needs cash (for example, during periods of net redemptions), potentially necessitating borrowing or sales at unfavorable prices.

Investment Company Securities

The Fund will not invest in shares of other investment companies, including money market funds and ETFs, whether affiliated or unaffiliated.

The Fund may purchase eligible U.S. Treasury securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, in reliance on Rule 18f-4(f) only if it intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. Such purchases remain subject to Rule 2a-7 and the Fund's government money market investment policies. The Fund does not rely on Rule 18f-4's general derivatives exemption, which excludes money market funds.

Securities Lending, Securities Borrowing, and Repurchase Agreements

The Fund will not engage in securities lending or securities borrowing, enter into repurchase agreements or reverse repurchase agreements, or otherwise transfer portfolio assets under arrangements providing rights to reacquire the same or similar assets from the transferee.

Tax Risks

You should consider the tax treatment of an investment in Shares. The tax information in the Prospectus and this SAI is general in nature. Consult your tax adviser about the federal, state, local, and non-U.S. tax consequences of investing in Shares.

Unless Shares are held through a tax-deferred or other tax-advantaged account (such as an individual retirement account), you should consider potential tax consequences when the Fund makes distributions or when you sell Shares.

Investments in short-term instruments may affect the timing, amount, and character of the Fund's income and gains. For example, securities purchased at a discount may require recognition of income before receipt of cash. The Fund intends to monitor its investments and structure its activities to qualify each taxable year as a regulated investment company under Subchapter M of the Internal Revenue Code.

Temporary Defensive Strategies

In adverse market or other unusual conditions, the Fund may hold a larger-than-typical portion of its assets in immediately available U.S. dollar cash. Any temporary defensive position remains limited to U.S. Treasury securities and immediately available U.S. dollar cash and subject to Rule 2a-7. Cash does not count toward the Fund's 80% investment policy. Taking such a position may prevent the Fund from fully achieving its investment objective.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed for the Fund without the approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of the 1940 Act, a "majority of the outstanding voting securities" means the lesser of: (1) 67% or more of the voting securities present (if holders of more than 50% of the outstanding voting securities are present or represented by proxy); or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.  Borrow money or issue senior securities, as that term is defined in the 1940 Act, except as permitted by Section 18 of the 1940 Act. Under Section 18, the Fund may borrow money from banks provided the Fund maintains at least 300% asset coverage (i.e., borrowings do not exceed one-third of total assets, including the borrowed amount). Any borrowing or other senior securities transaction remains subject to Rule 2a-7 and the Fund's government money market investment policies. The Fund may rely on Rule 18f-4(f) for eligible when-issued or forward-settling securities, or securities with a non-standard settlement cycle, only if it intends to physically settle the transaction and settlement will occur within 35 days of the trade date. This provision does not authorize reliance on Rule 18f-4's general derivatives exemption, which excludes money market funds.

2.  Make loans, except that the Fund may acquire U.S. Treasury securities in the ordinary course of pursuing its investment objective, to the extent permitted under the 1940 Act and the Fund's investment policies. The Fund will not lend portfolio securities or enter into repurchase agreements.

3.  Purchase or sell real estate, except when obtained through ownership of securities or other instruments and only to the extent allowed by the 1940 Act. This does not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts ("REITs"), or securities of companies engaged in the real estate business.

4.  Purchase or sell commodities, except when exposure arises incidentally through other instruments and only as permitted by the 1940 Act. Any such investment remains subject to Rule 2a-7 and the Fund's government money market investment policies. This exception does not provide authority to use the general derivatives exemption under Rule 18f-4.

5.  Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter as that term is defined in Section 2(a)(11) of the Securities Act of 1933. The Fund does not act as an underwriter in the traditional sense. However, when the Fund sells restricted securities or participates in a public offering of securities it holds, it may technically be considered an underwriter under the Securities Act. The Fund may also be deemed an underwriter when acquiring securities directly from an issuer for investment purposes.

6.   Concentrate its investments (that is, invest more than 25% of total assets) in any one industry or group of related industries, except that the Fund listed below will concentrate its investments in the industry or group of industries identified for that Fund:

Corgi Money Market ETF: U.S. Treasury securities

For purposes of this restriction, the Corgi Money Market ETF treats Money Market Securities (as defined in the Prospectus) as the Fund’s industry of concentration. Investment companies and municipal securities are not treated as belonging to any industry.

For purposes of applying the concentration policy, the Fund may classify issuers by industry using any reasonable industry classification system, including SIC, NAICS, GICS, ICB, or a classification system developed by the Adviser. Classifications and the levels at which concentration is measured may differ from those used by other future series of the Trust.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

The Exchange may halt trading in the Shares for reasons that, in the judgment of the Exchange, make trading inadvisable, including without limitation extraordinary market volatility; trading halts in securities, instruments, or financial indexes underlying the Fund's portfolio; or the unavailability of key information such as an intraday indicative value.

There can be no assurance that the Fund will continue to meet the Exchange's requirements necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove from listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) the Fund no longer complies with the Exchange's requirements for Shares; or (3) such other event or condition exists that, in the opinion of the Exchange, makes continued listing imprudent. The Exchange will also delist the Shares upon the Fund's termination.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any such changes would be implemented via stock splits or reverse stock splits.

MANAGEMENT OF THE TRUST

Board Responsibilities

The Board oversees the management and operations of the Trust. As with other mutual funds and ETFs, the day-to-day management and operations of the Trust are carried out by service providers to the Trust, including the Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of which is discussed elsewhere in this SAI. The Board has appointed certain senior personnel of the Administrator as officers of the Trust, with responsibility to monitor the Trust's operations and report to the Board. In carrying out its oversight, the Board receives regular reports from these officers and from the Trust's service providers. For example, the Treasurer reports on financial reporting matters and the President reports on operational matters. In addition, the Adviser provides regular reports regarding the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust's compliance program and reports regularly to the Board on compliance matters. These reports are provided as part of formal Board meetings, typically held quarterly and often in person, during which the Board reviews recent operations. Between formal meetings, members of the Board may also meet with management in less formal settings to discuss Trust matters. The role of the Board, and of each Trustee, is one of oversight rather than day-to-day management; this oversight role does not make the Board a guarantor of the Trust's investments, operations, or activities.

As part of its oversight function, the Board receives and reviews a variety of different risk management reports and discusses risk matters with appropriate management and other personnel. Because risk management encompasses many elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational and business continuity risks), oversight of different categories of risk is handled in different ways. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks, and the Audit Committee meets with the Trust's independent registered public accounting firm regarding, among other things, the internal control structure of the Trust's financial reporting function.

The full Board also receives reports from the Adviser regarding the Fund's investment risks. From time to time, the Board receives additional reports from the Administrator and the Adviser regarding enterprise risk management.

The Board recognizes that not all risks that may affect the Fund can be identified or quantified; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that certain risks (such as investment risk) may be necessary to achieve the Fund's goals; and that the processes and controls used to address risks have inherent limitations. Moreover, the risk reports provided to the Board are typically summaries. Most of the Fund's investment management and business affairs are conducted by or through the Adviser and other service providers, each operating under its own risk management policies and practices, which may differ from those of the Trust or from one another in priorities, resources, and control effectiveness. For these and other reasons, the Board's ability to monitor and manage risk, as a practical matter, has limitations.

Members of the Board.

The Board is composed of five members, three of whom are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"). Nicolas S. Laqua serves as Chair of the Board and is an interested person of the Trust. The Board includes a majority (60%) of Independent Trustees.

The Board believes its current leadership structure is appropriate for the Trust. A Lead Independent Trustee acts as the primary liaison between the Independent Trustees and management; Conor M. Murray currently serves as Lead Independent Trustee. The Board further believes this structure supports effective oversight and facilitates the efficient flow of information from Fund management to the Independent Trustees.

Additional information about each Trustee appears below. Unless otherwise noted, the address of each Trustee is c/o Corgi ETF Trust I, 425 Bush St, Suite 500, San Francisco, CA 94104.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Principal Occupation(s) During Past 5 Years
Independent Trustees(3)

Conor M. Murray (Born: 1983)	Lead Independent Trustee	Indefinite term; since 2025	207	Co-founder and Chief Executive Officer, OpenInvest (a J.P. Morgan company) (2015 to present).

Bryant C. Lee (Born: 1984)	Trustee	Indefinite term; since 2025	207

Chief Executive Officer and Co-founder, Vaero (Nov. 2022 to present); Co-founder and Strategic Advisor, Cognition IP (Sep. 2020 to Oct. 2022); Chief Executive Officer, Cognition IP (Jan. 2018 to Aug. 2020).

Jennifer X. Benson (Born: 1998)	Trustee	Indefinite term; since 2025	207	Partner, Leonis Capital (2022 to present); Researcher, OpenAI (2021 to 2022); Researcher, Epoch AI (2021); Research Fellow, Future of Humanity Institute, University of Oxford (2020).

Interested Trustees(4)

Nicolas S. Laqua (Born: 2000)	Chair; Interested Trustee	Indefinite term; since 2025	207

Chief Executive Officer and Director, Corgi Insurance Services, Inc., an insurance agency (since 2024); Chief Executive Officer and Director, Basket Entertainment, Inc., a software and entertainment company (2021 to 2025); Director, Bangers Snacks, Inc., a food and beverage company (since 2024).

Emily Z. Yuan (Born: 2001)	Interested Trustee	Indefinite term; since 2025	207

Chief Operations Officer and Director, Corgi Insurance Services, Inc., an insurance agency (since 2024); Chief Operations Officer and Director, Basket Entertainment, Inc., a software and entertainment company (2021 to 2025); Director, Bangers Snacks, Inc., a food and beverage company (since 2024).

(1)

Each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, removal, or retirement in accordance with Board policy. The Trustees have adopted a retirement policy of retirement at age 75.

(2)	"Fund Complex" refers to the series of Corgi ETF Trust I and any other registered investment companies advised by Corgi Strategies, LLC or its affiliates (together, the "Fund Complex").
(3)	"Independent Trustees" are Trustees who are not "interested persons" of the Trust under the 1940 Act.
(4)	Nicolas S. Laqua and Emily Z. Yuan are "interested persons" of the Trust due to their positions with the Trust and/or their affiliations with Corgi Strategies, LLC (the "Adviser").

Individual Trustee Qualifications.

The Board has determined that each Trustee brings skills, experience, and attributes that, in the aggregate, are appropriate for service on the Board given the Trust's business and structure. Among other things, the Trustees collectively bring experience in technology and data systems, corporate finance and capital markets, and venture formation and growth investing, as well as risk oversight and investment management oversight. The Board conducts an annual self-assessment of its effectiveness and that of its committees.

In addition, the Board has concluded that each Trustee should serve based on the following, among other factors:

• Conor M. Murray. The Board has concluded that Mr. Murray should serve as a Trustee because of his leadership founding and operating an investment-technology firm and his prior work building systematic investing, risk-control, and portfolio-analytics platforms. In roles including Co-founder and Chief Executive Officer of OpenInvest (a J.P. Morgan company), Technology Associate at Bridgewater Associates, and Analyst in Morgan Stanley’s Financial Sponsors M&A Group, he developed expertise in capital markets, portfolio construction and trading systems, data and enterprise technology, and operational oversight.

• Bryant C. Lee. The Board has concluded that Mr. Lee should serve as a Trustee because of his operational, legal, and governance experience leading technology-enabled businesses and advising growth companies. As Chief Executive Officer and Co-founder of Vaero and previously as Co-founder/Chief Executive Officer and later Strategic Advisor at Cognition IP, with earlier service as a patent litigation attorney at Covington & Burling LLP, Mr. Lee brings experience in capital raising and budgeting, contract negotiation, intellectual-property strategy, regulatory and compliance oversight, and service-provider management.

• Jennifer X. Benson. The Board has concluded that Ms. Benson should serve as a Trustee because of her investment and research experience in artificial intelligence and economics, including capital allocation and due diligence for early-stage technology companies. Ms. Benson serves as a Partner at Leonis Capital and previously conducted research at OpenAI and Epoch AI and served as a Research Fellow at the Future of Humanity Institute (Oxford); she has doctoral-level training at Columbia University focused on AI/ML and economics.

• Nicolas S. Laqua. The Board has concluded that Mr. Laqua should serve as a Trustee because of his executive leadership and oversight in acquisitions, capital markets, insurance distribution, and software businesses. This includes his service as Chair and Interested Trustee of Corgi ETF Trust I since 2025, his service as Chief Executive Officer and Director at Corgi Insurance Services, Inc. and Basket Entertainment, Inc., and as a Director at Bangers Snacks, Inc., together with practical familiarity with regulated insurance operations as a director and chief executive of an insurance agency. The Board believes Mr. Laqua's experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, equip him to oversee financial reporting and disclosure controls, valuation, capital allocation and financing considerations, risk management, and service provider oversight with respect to the Trust.

• Emily Z. Yuan. The Board has concluded that Ms. Yuan should serve as a Trustee because of her operational leadership and oversight in acquisitions, capital markets, insurance, and software companies. This includes her service as an Interested Trustee of Corgi ETF Trust I since 2025, her service as Chief Operations Officer and Director at Corgi Insurance Services, Inc. and Basket Entertainment, Inc., and as a Director at Bangers Snacks, Inc., together with technical training in computer science at Stanford University and her familiarity with regulatory requirements as a director of an insurance agency. The Board believes Ms. Yuan's experience, qualifications, attributes, and skills, on an individual basis and in combination with those of the other Trustees, demonstrate the requisite capabilities to carry out oversight responsibilities with respect to the Trust.

The information above is not exhaustive; many Trustee attributes involve qualitative elements such as integrity, diligence, judgment, the ability to work collaboratively, and a demonstrated commitment to shareholder interests.

Board Committees

The Board has established the following standing committees, each composed solely of Independent Trustees and operating under a Board-approved written charter.

Audit Committee. The Audit Committee is composed of Bryant C. Lee (Chair), Conor M. Murray, and Jennifer X. Benson. The Audit Committee oversees the Trust's accounting, financial reporting, and internal control processes; the quality and integrity of the Trust's financial statements; and the qualifications, independence, and performance of the Trust's independent registered public accounting firm. Among other responsibilities, the Audit Committee pre-approves audit and permissible non-audit services for the Trust, reviews audit plans and results, and serves as a forum for communications among the independent auditors, management, and the Board regarding accounting and financial reporting matters. As of the date of this SAI, the Audit Committee met one time with respect to the Trust.

Qualified Legal Compliance Committee ("QLCC"). The Audit Committee also serves as the Trust's QLCC for purposes of the SEC's attorney conduct rules (17 C.F.R. Secs. 205.2(k), 205.3(c)). An attorney representing the Trust who becomes aware of evidence of a material violation by the Trust or by an officer, director, employee, or agent of the Trust may report such evidence to the QLCC as an alternative to the reporting process described in 17 C.F.R. Sec. 205.3(b). As of the date of this SAI, the QLCC has met one time with respect to the Trust.

Nominating and Governance Committee. The Nominating and Governance Committee is composed of Jennifer X. Benson (Chair), Conor M. Murray, and Bryant C. Lee. The Committee identifies, evaluates, and recommends candidates for nomination to the Board as needed; oversees the Board's annual self-assessment; and reviews Trustee compensation. The Committee considers whether or not to consider shareholder-recommended nominees. The Committee meets as necessary, but at least annually. Because the Fund has not yet commenced operations, the Committee has not yet met as of the date of this SAI.

Principal Officers of the Trust

The officers of the Trust manage its day-to-day operations subject to Board oversight. Unless otherwise noted, the address of each officer is c/o Corgi ETF Trust I, 425 Bush St, Suite 500, San Francisco, CA 94104.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Emily Z. Yuan (Born: 2001)	President and Principal Executive Officer	Indefinite term; since 2025

Chief Operations Officer and Director, Corgi Insurance Services, Inc., an insurance agency (since 2024); Director, Bangers Snacks, Inc., a food and beverage company (since 2024); Chief Operations Officer and Director, Basket Entertainment, Inc., a software and entertainment company (2021 to 2025);

Carl Clements (Born: 1979)	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2026	Fund Accounting and ETF Specialist supporting Corgi Strategies, LLC (since 2026); Fund Accounting and ETF Specialist, Royal London Asset Management (prior thereto);
John Papatsos (Born: 1970)	Chief Compliance Officer	Indefinite term; since 2026	Chief Financial Officer (since 2020) and Chief Compliance Officer (since 2026), ANOS Capital, LLC, a FINRA Broker Dealer. Chief Compliance Officer, Corgi Strategies LLC (since 2026)
Isaac Hargett (Born: 2002)	Vice President	Indefinite term; since 2026	Chief Executive Officer and President, Corgi Strategies, LLC (since August 2026); Analyst, Deloitte Consulting (2024 to 2025); Student, Indiana University Kelley School of Business (2020 to 2024);
Matthew Wieneke (Born: 1987)	Vice President	Indefinite term; since 2026	Head of Trading, Corgi Strategies, LLC (since March 2026); Head of Trading, Kabouter Management, LLC (prior thereto);
Anthony Aukett (Born: 1992)	Vice President	Indefinite term; since 2026

Fixed Income Portfolio Manager and Trader, Corgi Strategies, LLC (since 2026); Fixed Income Manager, MainStreet Investment Advisors (2023 to 2026); Manager of Fixed Income Trading, HighTower Advisors (prior thereto);

Damien Wiese (Born: 2004)	Vice President	Indefinite term; since 2026	Founding Software Engineer of Corgi Strategies, LLC (since 2025); student, Colby College (2022 to 2026);
Miles Braden (Born: 1995)	Secretary	Indefinite term; since 2026

Chief Operating Officer and Portfolio Manager, Corgi Strategies, LLC (since 2026); Strategic Advisor & Consultant, Cotham Partners (2023 to 2025), Corporate Strategy & Partnerships, Cavnue (2022 to 2023), Corporate Development, Ideanomics (2021 to 2022);

Anthony Crinieri (Born: 1999)	Assistant Secretary	Indefinite term; since 2026

Portfolio Manager, Corgi Strategies, LLC (since January 2026); Co-Founder, Fitted (2023 to 2024); Digital Asset Investment Analyst, VanEck (2023); Investment Analyst, Clearwater Digital Partners (2022 to 2023);

Trustee Ownership of Shares.

The Fund is required to show the dollar-amount ranges of each Trustee's beneficial ownership of Shares of the Fund and of the Trust's other series as of the end of the most recently completed calendar year. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

As of December 31, 2025, none of the Independent Trustees or members of their immediate families owned securities, beneficially or of record, in the Adviser, the Distributor, or any of their affiliates. Accordingly, none of the Independent Trustees or their immediate family members had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor, or any of their affiliates. In addition, during the two most recently completed calendar years, none of the Independent Trustees or their immediate family members engaged in any transaction(s) in an amount exceeding $120,000 in which the Adviser, the Distributor, or any affiliate thereof was a party.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Conor M. Murray, Lead Independent Trustee	None	None
Bryant C. Lee, Trustee	None	None
Jennifer X. Benson, Trustee	None	None

Interested Trustees
Nicolas S. Laqua, Chair	Over $100,000	Over $100,000
Emily Z. Yuan, Trustee	$10,001-$50,000	$10,001-$50,000

Board Compensation.

The Independent Trustees are entitled to receive $500 per meeting for each meeting of the Board of Trustees and any committees attended, which is paid by the Adviser. The Independent Trustees will also be reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attending meetings. The Trust has no pension or retirement plan. The Adviser expects to continue paying the $500 per-meeting fee in 2026, unless otherwise determined by the Board. Other than the foregoing, there are no arrangements or understandings for compensation to be paid to Trustees by the Fund, the Adviser, or any affiliate in connection with their service as Trustees.

The table below presents estimated Trustee compensation for the calendar year ending December 31, 2026. Amounts exclude expense reimbursements. Compensation from the Fund is shown as zero because the Adviser pays Trustee compensation as described above.

Name	Estimated Aggregate Compensation From the Fund	Estimated Total Compensation From Fund Complex Paid to Trustees(1)
Interested Trustees
Nicolas S. Laqua	$0	$0
Emily Z. Yuan	$0	$0

Independent Trustees
Conor M. Murray	$0	$30,000
Bryant C. Lee	$0	$30,000
Jennifer X. Benson	$0	$30,000

(1) Compensation estimates are based on estimated amounts for the calendar year ending December 31, 2026. Expense reimbursements, if any, are not included.

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP

A "principal shareholder" means any person that owns, of record or beneficially, 5% or more of the outstanding Shares of the Fund. A "control person" means any shareholder that beneficially owns, directly or through controlled entities, more than 25% of the voting securities of a company, or otherwise acknowledges the existence of control. Shareholders with more than 25% of the Fund's voting securities may be able to determine the outcome of matters presented for shareholder vote.

CODES OF ETHICS

The Trust and Corgi Strategies, LLC (the "Adviser") have each adopted Codes of Ethics (the "Codes") pursuant to Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"). The Codes are intended to prevent affiliated persons of the Trust and the Adviser from engaging in fraudulent, deceptive or manipulative conduct in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the Codes). Subject to preclearance and other restrictions, each Code permits personal securities transactions by personnel, including transactions in securities that may also be purchased or held by the Fund. The distributor (the "Distributor") expects to rely on the principal underwriter exception in Rule 17j-1(c)(3) to the extent applicable (including where the Distributor is not affiliated with the Trust or the Adviser and no officer, director or general partner of the Distributor serves in such capacity with the Trust or the Adviser). There can be no assurance that the Codes will prevent all such conduct. Copies of the Codes may be reviewed at the SEC's website, www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated responsibility for voting proxies for portfolio securities to the Adviser, subject to Board oversight. Proxies are to be voted in the best interests of the Fund and its shareholders and in compliance with applicable law. The Adviser has adopted proxy voting policies and guidelines (the "Proxy Voting Policies"), which the Trust has approved for use when voting proxies on behalf of the Fund. Generally, absent a conflict of interest, the Adviser will vote for routine matters (for example, the election of directors, ratification of auditors, and conforming amendments to organizational documents), and will evaluate non-routine and contested matters case-by-case. The Proxy Voting Policies address the identification of, and response to, material conflicts of interest. The Trust's Chief Compliance Officer monitors the effectiveness of the Proxy Voting Policies. When available, information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 will be available (1) without charge upon request by email to contact@corgifunds.com, (2) on the Fund's website at www.corgiinvest.com and (3) on the SEC's website at www.sec.gov.

INVESTMENT ADVISER

Corgi Strategies, LLC, a Delaware limited liability company with its principal office at 425 Bush St, Suite 500, San Francisco, CA 94104, serves as investment adviser to the Fund and is responsible for overall management of the Fund's business and day-to-day portfolio management, subject to the oversight of the Board. Corgi Strategies, LLC is registered as an Adviser with the SEC under the Investment Advisers Act of 1940.

Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the "Advisory Agreement"), the Adviser provides investment advice and portfolio management and arranges for necessary operational services, including, without limitation, transfer agency, custody, fund administration and fund accounting, and other services reasonably required for Fund operations. In exchange for a single unitary advisory fee, the Adviser has agreed to pay, from the fee, substantially all ordinary operating expenses of the Fund, except for the "Excluded Expenses" described in the Prospectus. The Fund pays the Adviser an annual unitary advisory fee, calculated daily and paid monthly, based on the Fund's average daily net assets. The contractual annual unitary advisory fee rate is 0.15% of the Fund’s average daily net assets. Pursuant to the Expense Limitation Agreement described below, the Adviser has contractually agreed to waive 0.05% of the Fund’s average daily net assets, reducing the annual unitary advisory fee rate to 0.10% for as long as the waiver remains in effect. The specific fee rate for the Fund is set forth in Schedule A to the Advisory Agreement and may be amended from time to time in accordance with Article 8 of the Advisory Agreement.

The Advisory Agreement will continue in effect for an initial two-year term for the Fund and, thereafter, from year to year if such continuance is approved at least annually (1) by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, and (2) by either the Board or a vote of a majority of the outstanding Shares of the relevant Fund. The Advisory Agreement will terminate automatically in the event of its assignment and may be terminated by the Trust or the Adviser upon 60 days' written notice. The Adviser and its affiliates will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the performance of the Advisory Agreement, except for losses resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Fund is new and, as of the date of this SAI, no advisory fees have been paid.

Expense Limitation Agreement

The Adviser has contractually agreed to waive a portion of its management fee equal to 0.05% of the Fund’s average daily net assets per annum, reducing the annual management fee from 0.15% to 0.10%. The agreement has no fixed termination date and continues indefinitely unless terminated in accordance with its terms. The agreement may not be terminated, and the waiver may not be reduced, through October 13, 2027. After that date, the agreement may be terminated only by the Board of Trustees, or with its consent, upon not less than thirty (30) days’ prior written notice to the Adviser; such notice may be given only after October 13, 2027. The Adviser has no unilateral right to terminate the agreement. Notwithstanding these restrictions, the agreement terminates automatically upon termination of the Fund’s Investment Advisory Agreement, without regard to the minimum commitment period or the thirty (30) day notice requirement. Amounts waived are not subject to recoupment by the Adviser. The agreement provides a fixed advisory fee waiver and does not cap the Fund’s total annual operating expenses or alter the expenses excluded from the Adviser’s unitary fee obligations under the Investment Advisory Agreement.

Fund Name	Management Fee Waiver
Corgi Money Market ETF	0.05%

PORTFOLIO MANAGERS

The Fund is managed by Anthony Aukett, a portfolio manager of the Adviser (the "Portfolio Manager").

Portfolio Manager Fund Ownership. The SEC requires disclosure of the dollar range of each Portfolio Manager's beneficial ownership of Shares of the Fund as of the end of the most recently completed fiscal year, using prescribed ranges. As of the date of this SAI, no Shares were owned by the Portfolio Managers.

Portfolio Manager Compensation. Portfolio managers receive a fixed base salary and an annual discretionary bonus. Bonus determinations consider the Adviser's overall revenues and profitability, the portfolio managers' responsibilities and contributions to the investment process, teamwork, risk management and compliance. Compensation is not based on the investment performance of any particular account, including the Fund. Portfolio managers may also be eligible for long-term incentive awards (e.g., membership units or profit interests) that vest over 4 years. Portfolio managers do not receive compensation from index licensing revenue related to any Index.

Conflicts of Interest. Managing multiple accounts (including other registered funds and separate accounts) may create potential conflicts of interest. For example, a Portfolio Manager may have an incentive to favor an account that pays a performance-based fee or a higher advisory fee; knowledge of Fund trades could be used for the benefit of other accounts; or investment opportunities could be allocated among accounts. The Adviser has policies and procedures designed to identify and mitigate such conflicts, including trade aggregation and allocation procedures intended to provide fair and equitable treatment over time.

THE DISTRIBUTOR

The Trust has entered into a distribution agreement (the "Distribution Agreement") with Paralel Distributors LLC (the "Distributor"), under which the Distributor acts as principal underwriter for the Fund and distributes shares of the Fund ("Shares") on a best efforts basis. Shares are offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts smaller than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

Acting as agent for the Trust, the Distributor will review and transmit orders for the purchase and redemption of Creation Units. Any subscription or order will not be binding on the Fund until accepted by the Trust or its designee. The Distributor is, or will be, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of FINRA.

The Distributor may enter into arrangements with securities dealers and other firms ("Soliciting Dealers") to solicit orders for Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as described in "Procedures for Purchase and Redemption of Creation Units" below) or participants in DTC.

The Distribution Agreement will remain in effect for an initial two-year term from its effective date and may continue from year to year thereafter if such continuance is approved annually (1) by the Board of Trustees (the "Board") or by a vote of a majority of the outstanding voting securities of the Fund and (2) by a majority of the Independent Trustees who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, cast in person or as otherwise permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). The Distribution Agreement may be terminated without penalty by the Trust on 60 days' written notice, when authorized either by a majority vote of the outstanding voting securities of the Fund or by a vote of a majority of the Board (including a majority of the Independent Trustees), or by the Distributor on 60 days' written notice, and will terminate automatically in the event of its assignment. The Distribution Agreement limits the Distributor's liability to losses resulting from the Distributor's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations thereunder.

The Fund is newly organized. As of the date of this SAI, no underwriting commissions have been incurred and the Distributor has not retained any amounts.

Intermediary Compensation. From its own resources and not from Fund assets, the Adviser or its affiliates may make payments to broker-dealers, banks, and other financial intermediaries ("Intermediaries") in connection with activities related to the Fund, including marketing, education, and training support (for example, conferences, webinars, or printed materials). These arrangements are not financed by the Fund, are not included in the fee and expense information in the Prospectus, and do not affect the price investors pay to buy Shares or the proceeds investors receive when selling Shares. Such payments may be significant to an Intermediary and may create conflicts of interest by incentivizing the Intermediary or its financial professionals to recommend the Fund over other investments. Investors should contact their advisers or other financial professionals for more information about any such compensation. Intermediary information is current only as of the date of this SAI. Any payments made by the Adviser or its affiliates may create an incentive for an Intermediary to encourage customers to purchase Shares.

Such compensation may be provided to Intermediaries that offer services to the Fund, including marketing and educational support (for example, through conferences, webinars, or printed materials). The Adviser will periodically review whether to continue these payments. Compensation to an Intermediary may be significant, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to them. Because Intermediaries may determine which investment options to make available or recommend, and what services to provide in connection with various products, based on the payments they receive or are eligible to receive, these arrangements create conflicts of interest between the Intermediary and its clients. For instance, such financial incentives may lead an Intermediary to recommend the Fund over other investments. The same conflict of interest may arise with respect to your adviser, broker, or other investment professional if they receive similar payments from their Intermediary firm.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") for the Fund. No payments under the Plan are expected to be made during the twelve (12) months from the date of this SAI. Fees under the Plan may be imposed only after approval by the Board, including a majority of the Independent Trustees.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or in any related agreements (the "Independent Trustees"). The Plan may be continued from year to year only if, at least annually, the Board, including a majority of the Independent Trustees, concludes that continuation of the Plan is likely to benefit shareholders. The Plan may be terminated at any time by a vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund.

The Plan requires quarterly written reports to be provided to the Board of the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding voting securities of the Fund. All material amendments of the Plan require approval by a majority of the Trustees of the Trust and a majority of the Independent Trustees.

Under the Plan, the Fund may pay the Distributor an annual fee of up to 0.25% of the Fund's average daily net assets. The Plan is characterized as a compensation plan because any distribution and/or shareholder servicing fee will be paid to the Distributor without regard to the Distributor's actual distribution expenses or payments to other financial intermediaries. The Trust intends to administer the Plan, if implemented, in accordance with its terms and applicable FINRA rules concerning sales charges.

Subject to applicable law and regulation, payments under the Plan may be used to finance any activity that is primarily intended to result in the sale of Creation Units of the Fund or to provide, or arrange for others to provide, shareholder services and the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering current Prospectuses, reports, notices, and similar materials to prospective purchasers of Creation Units; (2) advertising and other marketing or promotional services; (3) compensating others, including Authorized Participants with whom the Distributor has written agreements, for providing shareholder servicing on behalf of the Fund; (4) compensating certain Authorized Participants for assistance in distributing Creation Units, including related travel and communication expenses and the salaries and/or commissions of sales personnel; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment advisers, broker-dealers, mutual fund supermarkets, and affiliates of the Trust's service providers as compensation for services or reimbursement of expenses related to distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to such beneficial owners (for example, responding to inquiries related to shareholder accounts); and (7) such other services and obligations as may be set forth in the Distribution Agreement.

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Administrator") serves as administrator and fund accountant to the Trust and the Fund. The Administrator is located at 777 E. Wisconsin Ave., Milwaukee, Wisconsin 53202. Under an administration agreement between the Trust and the Administrator, the Administrator provides administrative, accounting, and related services to the Trust and the Fund, which may include calculation of net asset value, preparation of financial statements and other regulatory filings, tax and financial reporting support, compliance and governance support, and coordination of service providers. Subject to Board oversight, the Administrator may provide individuals to serve as officers of the Trust.

As compensation for its services, the Administrator is entitled to fees as set forth in the administration agreement, as well as reimbursement of reasonable out-of-pocket expenses. The Fund is new, and the Administrator has not received any fees from the Fund as of the date of this SAI.

TRANSFER AGENT AND ETF ORDER MANAGEMENT

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Transfer Agent") serves as transfer agent, dividend disbursing agent, and ETF order-taking agent for the Fund. The Transfer Agent is located at 777 E. Wisconsin Ave., Milwaukee, Wisconsin 53202. The Transfer Agent maintains the records of Creation Unit holders, processes orders for the purchase and redemption of Creation Units, and performs certain other related services. The Transfer Agent is entitled to fees and reimbursement of certain out-of-pocket expenses as set forth in its agreement with the Trust. In this capacity, the Transfer Agent does not have responsibility for the management of any Fund, the determination of investment policy, or any matter relating to the distribution of Shares.

CUSTODIAN

Pursuant to a custody agreement, U.S. Bank National Association (the "Custodian"), located at 5065 Wooster Rd., Cincinnati, Ohio 45226, serves as custodian of the Fund's assets. The Custodian holds the assets of the Fund, maintains asset records, collects income, and performs other customary custodial services. The Custodian may appoint domestic and foreign sub-custodians as permitted by applicable law. The Custodian is entitled to fees based on the Fund's assets and to reimbursement of certain out-of-pocket expenses, including settlement charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the independent registered public accounting firm for the Trust and the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has approved written policies and procedures governing the disclosure of information about the Fund's portfolio holdings (the "Holdings Disclosure Policy"). For each Business Day on which the Fund is open for business, the Fund's full portfolio holdings are made publicly available through financial reporting and news services, including on publicly available internet websites, and/or on the Trust's website at www.corgiinvest.com. In addition, the composition of the Deposit Securities applicable to purchases and redemptions of Creation Units is generally disseminated prior to the opening of trading on the Exchange (as defined in the Prospectus) through the National Securities Clearing Corporation ("NSCC").

For the avoidance of doubt, the Fund intends to make complete, daily portfolio information available, subject to applicable law and Exchange requirements. For the Fund, daily disclosure includes its U.S. Treasury securities and cash holdings.

The Holdings Disclosure Policy permits disclosure of portfolio information to the Trust's service providers and other parties that have a legitimate business need for the information to provide services to the Trust, including the administrator, custodian, transfer agent and ETF order management agent, distributor, pricing and data vendors, auditors, legal counsel, index calculation agents, and other similar providers (collectively, "Service Providers"). Any such disclosure is made under conditions of confidentiality and solely for the purpose of providing services to the Trust. No Fund, the Adviser, or any affiliate receives compensation or other consideration in connection with the disclosure of non-public portfolio holdings information, other than fees paid to Service Providers for services rendered.

The Trust's Chief Compliance Officer ("CCO") administers the Holdings Disclosure Policy, including maintaining a list of Service Providers and other parties that receive non-public holdings information and the timing of such disclosures, and reports to the Board at least annually regarding the operation of the policy and any material issues that have arisen.

Subject to the Holdings Disclosure Policy, the CCO may authorize immaterial exceptions when the CCO determines that a disclosure serves a legitimate business purpose, is in the best interests of shareholders, and is subject to appropriate confidentiality protections. Any such exceptions will be documented and reported to the Board.

DESCRIPTION OF SHARES

The Agreement and Declaration of Trust (the "Declaration of Trust") of Corgi ETF Trust I (the "Trust") authorizes the issuance of an unlimited number of shares of beneficial interest, no par value per share, in one or more series and classes. The Fund is a separate series of the Trust. Each share of the Fund represents an equal proportionate interest in the assets of that Fund and is entitled to dividends and distributions, when and if declared by the Board, and to a pro rata share of the Fund's net assets upon liquidation. Shares are fully paid and non-assessable when issued, and shareholders have no preemptive or cumulative voting rights. Each Share entitles its holder to one vote. The Trustees may establish additional series or classes and may divide or combine shares into a greater or lesser number without shareholder approval, as permitted by the Declaration of Trust. All consideration received for Shares of a particular series, and all assets in which such consideration is invested, belong to that series and are subject to its liabilities.

Shares are issued only in book-entry form. The Trust does not issue share certificates. Shares are registered in the name of The Depository Trust Company ("DTC") or its nominee and are held in the account of a DTC Participant (or Indirect Participant). Beneficial ownership of Shares is reflected on the records of DTC and its participants, and transfers of ownership are effected only through those records. The Trust, the Fund, and their transfer agent do not have responsibility for the records of beneficial ownership maintained by DTC or its participants.

Shares of all series of the Trust vote together as a single class, except that (i) if a matter affects only one series, that series votes separately, and (ii) if a matter affects a series differently from other series, that series votes separately on that matter. As a Delaware statutory trust, the Trust is neither required nor intends to hold annual shareholder meetings. The Trust will hold meetings of shareholders to elect Trustees or for other purposes as required by the Investment Company Act of 1940, as amended (the "1940 Act"), or as otherwise determined by the Board. The Trust will call a meeting of shareholders to consider the removal of one or more Trustees and certain other matters upon the written request of shareholders holding at least 10% of the outstanding Shares of the Trust entitled to vote at such meeting.

Under the Declaration of Trust, the Board has the authority to liquidate the Fund without shareholder approval. While the Board has no present intention to exercise this authority, the Board may do so if the Fund fails to achieve a viable size within a reasonable period or for such other reasons as the Board determines to be in the best interests of the Fund and its shareholders.

The Agreement and Declaration of Trust sets forth a detailed process for shareholders to bring derivative or direct actions, designed to permit legitimate claims while limiting the costs, distraction, and other harm that can result from spurious demands and derivative actions. Before bringing a derivative action, a demand by three unrelated shareholders must be made to the Fund's Trustees. The Declaration of Trust specifies required information, certifications, undertakings, and acknowledgments that must accompany such a demand. Upon receiving a demand, the Trustees have 90 days, extendable by an additional 60 days, to consider it. If a majority of the Trustees who are independent for purposes of considering the demand determine that pursuing the requested action is not in the best interests of the Fund, they must reject the demand, and the complaining shareholders may not proceed with a derivative action unless they can demonstrate to a court that the Trustees' decision was not a good-faith exercise of business judgment on the Fund's behalf. In addition, shareholders owning Shares representing no less than a majority of the Fund's outstanding shares must join in bringing any derivative action. If a demand is rejected, the complaining shareholders may be responsible for the Fund's costs and expenses (including attorneys' fees) incurred in considering the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund's costs, including attorneys' fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Declaration of Trust provides that no shareholder may bring a direct action alleging injury as a shareholder of the Trust or the Fund where the matters alleged would, if true, give rise to a claim belonging to the Trust (or the Trust on behalf of the Fund), unless the shareholder has suffered a harm distinct from that of other shareholders. A shareholder bringing a direct claim must be a shareholder of the Fund at the time of the alleged injury or must have acquired the shares by operation of law from a person who was also a shareholder as of that time. The Declaration of Trust further provides that the Fund will pay attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees the Fund is obligated to pay will be calculated using reasonable hourly rates. These provisions do not apply to claims brought under the federal securities laws.

The Declaration of Trust provides that shareholder actions against the Fund must be filed exclusively in state or federal courts located in Delaware. This forum provision does not apply to claims under the federal securities laws. Limiting actions to courts in Delaware may impose economic hardship on shareholders (e.g., travel costs, the need to retain local counsel) and may limit access to a forum some shareholders would otherwise prefer, which could discourage such actions.

The Declaration of Trust also provides that shareholders waive the right to a jury trial for claims arising out of or relating to the Declaration of Trust, the Trust, or the Shares. This jury trial waiver does not apply to claims arising under the federal securities laws.

Reorganization, Merger, and Consolidation. Under Article X, Section 4(b) of the Declaration of Trust, the Trustees may, without prior shareholder approval, (i) sell, convey, or transfer all or substantially all of the assets of the Trust, any Series, or any Class to another entity; (ii) merge, consolidate, or combine the Trust or any Series or Class with or into another entity; (iii) reorganize the Trust or any Series under any other form of legal entity or jurisdiction; or (iv) exchange or convert Shares into interests of another investment company or entity. This means that in certain circumstances, the Board may authorize the merger or reorganization of a Fund without submitting the matter to a shareholder vote. Any merger or consolidation involving affiliated registered investment companies will be conducted in compliance with Rule 17a-8 under the 1940 Act, including the required Board determinations (including by a majority of the independent Trustees) that the transaction is in the best interests of each participating fund and its shareholders and that the interests of existing shareholders will not be diluted, and the related recordkeeping requirements. These provisions do not override any requirement for a shareholder vote imposed by the 1940 Act or other applicable law.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee is liable only for losses resulting from the Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. A Trustee is not liable for errors in judgment or mistakes of fact or law made in good faith.

The Declaration of Trust provides for indemnification of Trustees and officers (and, upon due approval of the Trustees, other covered persons) for claims and expenses arising in connection with their service, except to the extent resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

Nothing in this section protects or indemnifies any person against liability to which they would otherwise be subject under the federal securities laws.

BROKERAGE TRANSACTIONS

The Adviser is responsible for executing portfolio transactions for the Fund and for allocating brokerage among eligible broker dealers, subject to the supervision of the Adviser and the Board. In carrying out portfolio transactions, the Adviser seeks the most favorable execution for the Fund, taking into account factors such as price, applicable commissions or dealer spreads, the size and difficulty of the order, market impact, the quality of execution and settlement, and the operational capabilities of the broker dealer. The lowest available commission is not necessarily the most favorable overall result.

Brokerage Transactions. Generally, equity securities, whether listed or over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers acting as market makers will include the dealer's markup or reflect a markdown. Money market and other debt securities are usually bought directly from the issuer, an underwriter, or a market maker, and the Fund generally will not pay brokerage commissions for those purchases. When the Fund effects transactions in the over-the-counter market, it will generally deal with primary market makers unless more favorable prices are otherwise obtainable.

The Trust's policy for purchases and sales of portfolio securities for the Fund is to seek the most favorable overall terms reasonably available. Primary consideration is given to obtaining effective execution at competitive prices; this does not require that the lowest available commission be paid in every case. A constant focus on the lowest commission could, in some circumstances, impair effective portfolio management or the quality of execution and related services.

In evaluating execution quality for a particular transaction, the Adviser may consider a range of factors, including but not limited to: price; commission or commission equivalents; spread; size and difficulty of the order; liquidity and market impact; timing and speed; likelihood of execution and settlement; access to block trading and willingness to commit capital; financial condition and operational capabilities of the broker; reliability and accuracy of communications and clearing; the use of alternative trading systems (including electronic crossing networks); and the value of research and brokerage services, if any, consistent with Section 28(e) of the Securities Exchange Act of 1934. The relative importance of these factors will vary depending on the particular transaction.

The Trust has adopted policies and procedures that prohibit considering the sale of Fund shares as a factor in selecting brokers or dealers. The Adviser owes a fiduciary duty of best execution and selects the broker or dealer it believes is most capable of providing the services necessary to obtain the most favorable execution under the circumstances.

Subject to these policies, brokers or dealers selected to execute the Fund's portfolio transactions may include Authorized Participants or their affiliates (see "Purchase and Redemption of Shares in Creation Units"). An Authorized Participant or its affiliate may be selected in connection with an all-cash creation or redemption or with orders that include cash-in-lieu, provided such selection is consistent with best execution and the Trust's policies.

Brokerage Selection. The Trust does not expect to use any single broker dealer exclusively. When one or more brokers are believed capable of providing the best combination of price and execution, the Adviser may consider brokerage or research services provided to the Adviser in selecting among such brokers, and may pay a higher commission than might otherwise be available if it makes a good faith determination that the commission is reasonable in relation to the value of the services provided.

Brokerage and Research Services; Section 28(e). Where permitted by law, the Adviser may cause the Fund to pay a broker a commission in excess of that which another broker might have charged in recognition of brokerage and research services provided, consistent with Section 28(e). Research services may include, among other things, market data and analytics, portfolio analytics, execution management and order handling tools that are directly related to investment research, and access to company or industry information. The Adviser will not cause the Fund to pay a commission greater than is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities, in accordance with Section 28(e). The Adviser may also receive proprietary research that is bundled with execution services. The Adviser may use research services obtained for the benefit of any account it manages, and not all such services will necessarily be used in connection with the account that generated the commissions. This may create an incentive to select or recommend brokers based on the research services they provide; the Adviser monitors these arrangements and reports to the Board as part of the Trust's brokerage oversight program. The Adviser does not currently use Fund assets for, or participate in, third party soft dollar arrangements and does not receive proprietary research from full service brokers. The Adviser also does not increase commissions to pay up for any such proprietary research. If, in the future, the Adviser obtains brokerage or research services from broker dealers, it would do so only in arrangements consistent with Section 28(e) of the Securities Exchange Act of 1934.

Aggregation and Allocation. When the Adviser considers purchases or sales for the Fund at or about the same time as for other accounts it manages, transactions may be aggregated to seek more favorable execution. Orders are allocated among participating accounts in a manner the Adviser believes to be fair and equitable over time. Aggregation may, in some cases, adversely affect the price or size of the position for the Fund; in other cases, it may be beneficial, for example, by enabling participation in larger transactions or by reducing commissions. From time to time, the Adviser may place a combined order for two or more accounts it manages, including the Fund, when it believes combined execution is in the best interest of each participant and will result in best price and execution. Although joint execution could adversely affect the price or volume obtained by a particular account, in the Adviser's judgment, subject to Board oversight, the advantages of combined orders generally outweigh the possible disadvantages.

Affiliated Brokerage; Principal Transactions. The Fund may effect brokerage transactions through registered broker-dealer affiliates of the Trust or the Adviser, to the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), the Exchange Act, and SEC rules, including any applicable procedures adopted by the Board (including procedures consistent with Rule 17e-1 under the 1940 Act). Commissions paid to an affiliate will not exceed amounts that are reasonable and fair compared to commissions charged by others for comparable transactions. Principal transactions with affiliates are prohibited unless permitted by rule, regulation, or exemptive relief.

Directed Brokerage. The Fund does not have any practice of directing brokerage for the promotion or sale of Fund shares. The Fund is newly organized and, as of the date of this SAI, has not paid commissions on brokerage transactions directed to brokers pursuant to any arrangement for research or brokerage services.

Regular Brokers or Dealers. The Fund is required to identify any securities of its regular broker dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. This information is not provided because the Fund had not commenced operations prior to the date of this SAI.

No brokerage commission information is provided since the Fund had not commenced operations prior to the date of this SAI.

PORTFOLIO TURNOVER RATE

The portfolio turnover rate is, in general terms, the percentage obtained by dividing the lesser of the Fund's purchases or sales of securities (excluding short-term instruments and securities received or delivered in-kind) by the average value of the Fund during the period. A rate of 100% indicates that the equivalent of the Fund's entire portfolio has been bought and sold during a year. Higher turnover may increase transaction costs and may affect the amount, timing, and character of distributions for tax purposes. To the extent the Fund realizes net short-term capital gains, distributions attributable to those gains will be treated as ordinary income for federal income tax purposes.

The Fund is new and does not have a portfolio turnover rate to report as of the date of this SAI.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company ("DTC") acts as securities depository for the Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and are deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC is a limited-purpose trust company and a member of the Federal Reserve System, a "clearing agency" registered with the SEC, and a subsidiary of The Depository Trust & Clearing Corporation. DTC holds securities of its participants ("DTC Participants") and facilitates the clearance and settlement of securities transactions among DTC Participants through electronic book-entry changes in accounts of DTC Participants, thereby eliminating the need for physical movement of certificates. DTC Participants include broker-dealers, banks, trust companies, clearing corporations, and other organizations. Access to the DTC system is also available to others such as banks, brokers, and dealers that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants or Indirect Participants (collectively, "Beneficial Owners"). Ownership of beneficial interests in Shares is shown on, and the transfer of ownership is effected only through, records maintained by DTC (for DTC Participants) and by DTC Participants (for Indirect Participants and Beneficial Owners). The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners are not entitled to have Shares registered in their names and will not receive physical delivery of Share certificates. Beneficial Owners must rely on the procedures of DTC and the DTC Participant or Indirect Participant through which they hold Shares to exercise rights of a holder of Shares.

Notices, statements, and other communications to Beneficial Owners will be transmitted through DTC and DTC Participants. Distributions of dividends and other amounts with respect to Shares will be made to DTC or its nominee, which will credit DTC Participants' accounts in proportion to their respective beneficial interests. Payments by DTC Participants to Indirect Participants and to Beneficial Owners will be governed by standing instructions and customary practices and are the responsibility of such DTC Participants and Indirect Participants, and not of the Trust, the Fund, or their service providers.

DTC may discontinue providing depository services with respect to Shares at any time by giving reasonable notice in accordance with its procedures and applicable law. Under such circumstances, the Trust will seek a replacement for DTC to perform its functions at a comparable cost; if a replacement is not available, the Trust may make other arrangements, which may include issuing printed certificates, as permitted by applicable law (and, if required, in a manner satisfactory to the Fund's listing exchange). The Trust, the Fund, and their service providers have no responsibility for records, notices, or payments maintained or transmitted by DTC, DTC Participants, or Indirect Participants.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems shares of the Fund (the "Shares") only in aggregations of a specified number of Shares ("Creation Units") on a continuous basis, without a sales load but subject to applicable transaction fees. Creation and redemption orders are effected at the net asset value ("NAV") per Share next determined after an order is received in proper form and accepted on a Business Day by the Trust through its transfer agent (the "Transfer Agent") in accordance with an Authorized Participant Agreement (a "Participant Agreement"). The Fund's NAV is calculated on each Business Day as of the scheduled close of regular trading on the primary listing exchange for the Shares (generally 4:00 p.m., Eastern Time). A "Business Day" is any day on which the Fund's primary listing exchange (the "Exchange") is open for regular trading. The Fund does not issue fractional Creation Units. Each Creation Unit consists of 5,000 Shares (or such other amount as the Trust may determine and disclose).

The Trust generally expects to permit or require cash creations and redemptions for the Fund in light of the nature of the Fund's fixed-income portfolio holdings, which may be less liquid or difficult to transfer in-kind. From time to time, any such Fund may require all-cash creations and/or redemptions. Cash transactions may cause the Fund to incur costs, including costs of buying or selling portfolio securities, which may be passed through to Authorized Participants via transaction fees designed to approximate the Fund's costs.

Fund Deposit. The consideration for a purchase of a Creation Unit (the "Fund Deposit") generally consists of (i) a designated basket of securities (the "Deposit Securities") together with (ii) a cash amount (the "Cash Component"). The Cash Component equals the difference between the NAV of a Creation Unit and the aggregate value of the Deposit Securities, and may be a positive or negative amount. The Trust may permit or require the substitution of cash in lieu of some or all Deposit Securities ("Deposit Cash"). When the Fund accepts cash (in whole or in part), the Fund may incur costs associated with acquiring portfolio positions that would otherwise have been delivered in kind; such costs may be borne by the Fund, by an Authorized Participant, or otherwise as set forth in the Participant Agreement. The Fund Deposit (Deposit Securities or Deposit Cash, as applicable, plus the Cash Component) represents the minimum initial and subsequent investment for a Creation Unit. Computation of the Cash Component excludes any stamp duties, transfer taxes, or other similar charges associated with the transfer of beneficial ownership of Deposit Securities, which are the responsibility of the Authorized Participant.

Daily Dissemination. On each Business Day, prior to the opening of regular trading on the Exchange (currently 9:30 a.m., Eastern Time), the names and required quantities of Deposit Securities (or the required amount of Deposit Cash, as applicable) for the Fund, together with the Cash Component, are disseminated via the National Securities Clearing Corporation ("NSCC") based on information as of the close of the prior Business Day. The composition of the Fund Deposit is subject to change and may differ from the Fund's portfolio holdings for a variety of reasons (for example, Treasury security maturities, settlement timing, or operational considerations). Consistent with the Fund's operation as a government money market fund holding short-term U.S. Treasury securities and immediately available U.S. dollar cash, the Trust generally requires cash creations and cash redemptions, in whole or in part, to reflect the Fund's investment strategy.

Custom Baskets. The Fund may accept or deliver "custom baskets" (i.e., baskets that are not a pro rata slice of the Fund's portfolio) consistent with Rule 6c-11 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Adviser has adopted written policies and procedures governing the construction, acceptance, and oversight of custom baskets, which are subject to Board of Trustees (the "Board") oversight.

Eligibility to Transact; Authorized Participants. Orders for Creation Units may be placed only by entities that are (i) participants in the NSCC's Continuous Net Settlement system (each, a "Participating Party") or (ii) participants in The Depository Trust Company ("DTC") (each, a "DTC Participant") and, in each case, that have executed a Participant Agreement with respect to the relevant Fund (each such entity, an "Authorized Participant"). An Authorized Participant agrees, among other things, to pay the Cash Component, applicable creation transaction fees, and any taxes or other charges in connection with an order. An investor transacting through a broker that is not an Authorized Participant must route orders through an Authorized Participant, and such investor may incur additional charges. At any given time, only a limited number of broker-dealers may have executed a Participant Agreement, and only a subset may support all order types or international settlement capabilities.

Placing Purchase Orders; Cut-Offs. All orders to purchase Shares directly from the Fund must be for one or more whole Creation Units and must be submitted in the manner and by the deadline specified in the Participant Agreement and/or applicable order form. Unless otherwise specified, the purchase order cut-off time is expected to be 4:00 p.m. Eastern Time and may be modified by the Fund. The date on which a purchase order (or a redemption order, as described below) is received in proper form and accepted is the "Order Placement Date." On days when the Exchange closes earlier than normal, the Fund may require that orders be placed earlier. If a market on which the Fund's portfolio investments principally trade is closed, the Fund generally will not accept orders on such day.

Delivery of the Fund Deposit; Settlement; Additional Cash Deposit. Fund Deposits must be delivered by an Authorized Participant through DTC (for equity securities), through the Federal Reserve wire system (for cash), and/or through other arrangements acceptable to the Trust or its agents. The cash portion must be received by the custodian (the "Custodian") no later than the contractual settlement date. The typical settlement cycle for each creation transaction is one Business Day after the trade date ("T+1"), unless otherwise agreed by the Fund and the Authorized Participant or as permitted by Rule 15c6-1 under the Securities Exchange Act of 1934 (the "Exchange Act").

The Fund may permit a creation order to proceed before all Deposit Securities have been received. In such cases, the Authorized Participant must deposit additional cash collateral (the "Additional Cash Deposit") by 4:00 p.m. Eastern Time on the contractual settlement date (or such other time as specified). The Additional Cash Deposit is held in a non-interest bearing account and is subject to increase or decrease until all missing Deposit Securities are received. The Trust may purchase missing Deposit Securities at any time; the Authorized Participant will be liable to the Trust for any costs of such purchases (including any difference between the actual purchase price and the value used for Fund Deposit purposes, plus related transaction costs). Any unused portion of the Additional Cash Deposit will be returned once all missing Deposit Securities have been received or purchased and deposited into the Fund. If the Fund does not receive all required components by the specified time, the order may be canceled; upon written notice to the Transfer Agent, such canceled order may be resubmitted on the next Business Day using the then-current Fund Deposit.

Deemed Receipt; Proper Form. An order is deemed received on the Business Day it is placed only if it is in proper form prior to the applicable cut-off time and federal funds in the appropriate amount are deposited with the Custodian on the contractual settlement date by 4:00 p.m. Eastern Time (or such other time as specified). If proper form or funds are not timely received, the order may be rejected and the Authorized Participant may be liable for any resulting losses.

Issuance of Creation Units. Except as otherwise provided, Creation Units will not be issued until (i) the Transfer Agent has verified receipt of the required Deposit Securities or Deposit Cash, as applicable, (ii) the Custodian has received the Cash Component and any required Additional Cash Deposit, and (iii) all other conditions to creation have been satisfied. Upon confirmation, the Trust will issue and deliver the Creation Units, typically no later than the contractual settlement date. The Authorized Participant is responsible for any losses resulting from untimely delivery of required components.

Acceptance or Rejection of Purchase Orders. The Trust reserves the right to reject any creation order, including if: (1) the order is not in proper form; (2) the Fund Deposit (including the names or quantities of Deposit Securities or the amount of Deposit Cash) does not match the information disseminated through NSCC for that date; (3) the investor(s), upon obtaining the Shares ordered, would beneficially own 80% or more of the outstanding Shares of the Fund (the Trust reserves the right to require information reasonably necessary to determine beneficial ownership for purposes of this 80% test); (4) acceptance of the Fund Deposit would, in the judgment of the Trust, be unlawful; (5) acceptance or receipt of the order would, in the opinion of counsel to the Trust, be unlawful; or (6) circumstances outside the control of the Trust, the Custodian, any sub-custodian, the Transfer Agent, and/or the Adviser make it impracticable to process orders. Illustrative examples include natural disasters; extreme weather; fires or floods; widespread utility or telecommunications outages; market-wide trading halts; or systems failures affecting the Trust, the distributor, the Custodian or any sub-custodian, the Transfer Agent, DTC, NSCC, the Federal Reserve System, or other participants. The Transfer Agent will notify a prospective creator and/or its Authorized Participant of any rejection. The Trust, the Transfer Agent, the Custodian, any sub-custodian, and the distributor have no duty to notify of defects or irregularities in any Fund Deposit and shall not be liable for failure to give such notice. The Trust will exercise any right to reject orders in a manner consistent with Rule 6c-11 and related SEC guidance, including with respect to limited suspensions and extraordinary circumstances, and in a manner designed not to impair the arbitrage mechanism.

All questions as to the composition of the Fund Deposit, the number of shares of each Deposit Security, and the validity, form, eligibility, and acceptance of any securities or cash tendered will be determined by the Trust, and the Trust's determinations will be final and binding.

Creation Transaction Fees. A fixed creation transaction fee may be imposed to offset transfer and other transaction costs associated with processing creation orders. The fixed fee is payable to the Custodian (or another service provider, as applicable) and applies to each creation order regardless of the number of Creation Units purchased in that order. The fixed fee may be changed from time to time and may be waived for certain orders if the Fund determines to waive all or part of the costs, or if another party (such as the Adviser) agrees to pay such fee.

In addition, for cash creations, partial cash creations, or non-standard orders, a variable fee payable to the Fund of up to the maximum shown below, which may be charged in addition to the fixed transaction fee, may be charged to cover the Fund's trading costs, taxes, and other expenses related to purchasing portfolio investments with cash. The Adviser may determine not to impose a variable fee when it believes doing so is in the best interests of shareholders.

Investors who use the services of a broker or other intermediary may be charged a fee for such services. Investors are responsible for any costs of transferring securities to or from their accounts as part of the creation process.

Risks of Purchasing Creation Units. Purchases of Creation Units directly from the Fund involve certain legal risks. Because Shares may be continuously offered, a "distribution" could be occurring at any time. Depending on the facts and circumstances, activities of a shareholder may cause the shareholder to be deemed a statutory underwriter under the Securities Act of 1933 (the "Securities Act") and subject to prospectus delivery and liability provisions. For example, a shareholder may be deemed a statutory underwriter if it purchases Creation Units, breaks them into Shares, and sells those Shares directly to customers, or combines the creation of new Shares with an active selling effort. Whether a person is an underwriter depends on all facts and circumstances. Dealers participating in a distribution and dealing with Shares as part of an "unsold allotment" within the meaning of Section 4(a)(3)(C) of the Securities Act may be unable to rely on the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Name of Fund	Fixed Creation Transaction Fee	Maximum Creation Transaction Fee
Corgi Money Market ETF	$300	2.00%

Redemption.

Shares may be redeemed only in Creation Units at the NAV next determined after a redemption request in proper form is received and accepted by the Fund through the Transfer Agent on a Business Day. Except upon liquidation of the Fund, the Trust does not redeem Shares in amounts less than a Creation Unit. Investors who are not Authorized Participants must accumulate sufficient Shares in the secondary market to constitute a Creation Unit to redeem. There can be no assurance that secondary-market liquidity will always permit assembly of a Creation Unit; investors should expect to incur brokerage and other costs in connection with aggregating Shares.

Prior to the opening of regular trading on the Exchange on each Business Day, the Custodian, through NSCC, makes available the list of names and quantities of portfolio securities (the "Fund Securities") and the cash amount, if any, that will be applicable to redemption requests received that day in proper form. Fund Securities received upon redemption may differ from the Deposit Securities applicable to creations.

Redemption proceeds are paid in kind, in cash, or a combination thereof, as determined by the Trust in its discretion. For in-kind redemptions, redemption proceeds for a Creation Unit generally consist of the Fund Securities announced for that day, plus or minus a cash amount equal to the difference between the NAV of the Shares being redeemed and the value of the Fund Securities (the "Cash Redemption Amount"), less applicable fees. When the value of the Fund Securities exceeds the NAV of the Shares being redeemed, the redeeming shareholder will be required to pay the difference in cash through its Authorized Participant. The Trust may, in its discretion, substitute cash for any Fund Security.

The typical settlement cycle for each redemption transaction is T+1, unless otherwise agreed by the Fund and the Authorized Participant or as permitted by Rule 15c6-1 under the Exchange Act. In certain cases (for example, due to local market holidays or other market conditions), settlement of redemption proceeds may occur later.

Redemption Transaction Fees. A fixed redemption transaction fee may be imposed to offset transfer and other transaction costs associated with processing redemption orders. The fixed fee is payable to the Custodian (or another service provider, as applicable) and applies to each redemption order, regardless of the number of Creation Units redeemed. The fixed fee may be changed from time to time and may be waived for certain orders if the Fund determines to waive all or part of the costs, or if another party (such as the Adviser) agrees to pay such fee.

In addition, for cash redemptions, partial cash redemptions, or non-standard orders, a variable fee payable to the Fund of up to the maximum shown below, which may be charged in addition to the fixed transaction fee, may be charged to cover the Fund's trading costs, taxes, and other expenses related to selling portfolio investments to raise cash. The Adviser may determine not to impose a variable fee when it believes doing so is in the best interests of shareholders.

Investors who use the services of a broker or other intermediary may be charged a fee for such services. Investors are responsible for any costs of transferring Fund Securities from the Trust to their account or as otherwise directed.

Procedures for Redemption of Creation Units; Cut-Offs. Redemption orders must be submitted in proper form to the Transfer Agent by an Authorized Participant prior to 4:00 p.m. Eastern Time (or such other time as specified in the Participant Agreement and/or applicable order form). A redemption request is in proper form if: (i) the Authorized Participant has transferred, or caused to be transferred, the Creation Unit(s) being redeemed through DTC to the account of the Transfer Agent by the time specified; and (ii) the Transfer Agent has received an acceptable redemption request from the Authorized Participant within the time periods specified. If Shares are not received through DTC's facilities by the required time, or the request otherwise is not in proper form, the redemption request will be rejected.

Additional Redemption Procedures. A redeeming shareholder or an Authorized Participant acting on its behalf must maintain appropriate custody arrangements to receive Fund Securities. The Trust may, in its discretion, require or permit cash redemptions. In either case, the redeeming investor will receive a cash amount equal to the NAV of the Shares next determined after receipt of a redemption request in proper form, less applicable fees and charges (including any variable fee for cash redemptions). Upon request, the Trust may deliver a basket of securities that differs from the announced Fund Securities but does not differ in NAV.

Redemptions in kind are subject to applicable federal and state securities laws. The Trust reserves the right to redeem Creation Units for cash to the extent it could not lawfully deliver specific Fund Securities or could not do so without first registering such securities. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular Fund Security may receive an equivalent amount of cash. An Authorized Participant that is not a "qualified institutional buyer" ("QIB") as defined in Rule 144A under the Securities Act will be unable to receive Fund Securities that are restricted securities eligible for resale under Rule 144A; the Trust may require written confirmation of QIB status as a condition to delivery of such securities.

Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed: (1) for any period when the Exchange is closed (other than customary weekend and holiday closings); (2) for any period when trading on the Exchange is suspended or restricted; (3) for any period when an emergency exists that makes it not reasonably practicable to dispose of Shares or determine NAV; or (4) in such other circumstances as are permitted by the SEC. The Trust will administer any suspension in a manner consistent with Rule 6c-11 and related SEC guidance and in a manner designed not to impair the arbitrage mechanism.

Name of Fund	Fixed Redemption Transaction Fee	Maximum Redemption Transaction Fee
Corgi Money Market ETF	$300	2.00%

DETERMINATION OF NET ASSET VALUE

NAV per Share for the Fund is computed by dividing the value of the Fund's net assets (the value of total assets minus total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees (including any management fees) accrue daily and are reflected in the determination of NAV.

The NAV of the Fund is calculated by the Administrator as of the scheduled close of regular trading on the Fund's primary listing exchange (generally 4:00 p.m., Eastern Time) on each day that the exchange is open for regular trading. If market closures or early closes affect particular asset classes (for example, an early close for certain fixed-income markets announced by the Securities Industry and Financial Markets Association, "SIFMA"), valuations for those holdings may reflect the earlier close on such day.

In valuing portfolio investments, the Fund uses market-based valuations or, when market quotations are not readily available, fair value determined under its valuation procedures. Prices may be obtained from pricing services, trading venues, or major market makers or dealers. For a debt security with a remaining maturity of 60 days or less, amortized cost may be used only when the Valuation Designee reasonably determines, at each valuation, that it approximates the security's fair value determined without amortized cost, consistent with applicable SEC guidance and the Fund's valuation procedures. This limited security-level valuation practice does not mean that the Fund uses amortized cost or penny rounding to maintain a stable NAV. The Fund's NAV fluctuates.

When market quotations are not "readily available" or are deemed unreliable, the Fund will determine a fair value in accordance with Rule 2a-5 under the Investment Company Act of 1940. The Board has adopted valuation policies and procedures and has designated the Adviser as the Fund's valuation designee (the "Valuation Designee") pursuant to Rule 2a-5 to perform fair value determinations, subject to Board oversight. Fair value methodologies may consider, among other things, evaluated prices from pricing services, model inputs, observable market data, corporate actions, trading halts, significant events occurring after market close, and, for derivatives, counterparty quotations and collateral. The use of fair value prices may result in values that differ from quoted or published prices and may cause the Fund's NAV to differ from the value of an index at a point in time.

Fixed-income securities, including U.S. Government securities, are generally valued using prices provided by independent pricing services, which may use broker-dealer quotations, matrix pricing, or other valuation methodologies that consider factors such as yield, credit quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. When market quotations are not readily available or are deemed unreliable, such instruments are valued at fair value in good faith under the Fund's Rule 2a-5 procedures.

DIVIDENDS AND DISTRIBUTIONS

The following supplements, and should be read with, the Prospectus section titled "Dividends, Distributions, and Taxes."

General policies. The Fund intends to distribute substantially all of its net investment income, if any, on a monthly basis, and to distribute any net realized capital gains to shareholders at least annually. The Fund may make additional distributions as necessary to meet distribution requirements under the Internal Revenue Code of 1986, as amended (the "Code"), in a manner consistent with the Investment Company Act of 1940 and to minimize federal excise taxes.

Distributions of income and capital gains, if any, are declared and paid in cash. Dividends and other distributions on Shares are made on a pro rata basis to beneficial owners of record through Depository Trust Company ("DTC") participants and indirect participants, with proceeds transmitted by the Trust to DTC for allocation to DTC participants and then to beneficial owners.

The Trust may declare special dividends or other distributions if, in its reasonable discretion, such action is necessary or advisable to maintain the Fund's status as a regulated investment company ("RIC") or to avoid Fund-level income or excise taxes on undistributed amounts. The Fund intends to make distributions in amounts and at times intended to avoid the 4% federal excise tax described under "Federal Income Taxes" below.

The Fund's investments in certain fixed-income securities, including securities purchased at a discount (such as zero-coupon bonds) or securities that pay interest in kind, may cause the Fund to recognize taxable income in advance of receiving corresponding cash payments. As a result, the Fund may be required to sell investments at times it would not otherwise do so in order to meet distribution requirements.

Dividend reinvestment service. The Trust does not offer a DTC book-entry dividend reinvestment service. Certain broker-dealers may offer a dividend reinvestment service. Investors should contact their brokers regarding availability, execution prices, fees, procedures, and deadlines. Any reinvestment is subject to the broker's arrangements and is not guaranteed to occur at NAV. Reinvested distributions are taxable to the same extent as if received in cash.

FEDERAL INCOME TAXES

The following is a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders. It supplements the Prospectus and is not a complete discussion of all tax matters that may be relevant. This summary is based on current provisions of the Code, Treasury regulations, judicial decisions, and administrative rulings and guidance, all of which are subject to change (possibly with retroactive effect). Investors should consult their own tax advisers about federal, state, local, and foreign tax consequences to them in light of their particular circumstances.

Taxation of the Fund. The Fund intends to elect and qualify each year for treatment as a RIC under the Code. If the Fund qualifies as a RIC and distributes its income and gains in a timely manner to shareholders, the Fund generally will not be subject to U.S. federal income tax on the income and gains it distributes. To qualify as a RIC, among other requirements, the Fund must (1) distribute in each taxable year at least 90% of its "investment company taxable income" and 90% of its net tax-exempt income, if any (the "Distribution Requirement"); (2) derive at least 90% of its gross income each taxable year from certain qualifying sources such as dividends, interest, gains from the sale or other disposition of stock, securities, or foreign currencies, or income derived with respect to its business of investing in such stock, securities, or currencies (the "Qualifying Income Requirement"); and (3) satisfy certain asset diversification tests at the end of each quarter (the "Diversification Requirement").

The Fund intends to monitor its investments so that its non-qualifying income does not exceed 10% of gross income. If the Fund was to fail the Qualifying Income Requirement or the Diversification Requirement, relief provisions may be available in limited circumstances if the failure is due to reasonable cause and not willful neglect and the Fund pays a penalty tax and/or takes corrective action. If relief were not available and the Fund failed to qualify for RIC treatment for a taxable year, the Fund would be subject to tax at the Fund level on all of its taxable income at corporate rates, and distributions from earnings and profits (including distributions of net capital gain) would be taxable to shareholders as ordinary income. The Fund could be required to recognize and distribute earnings and profits as a condition to requalifying as a RIC in a subsequent year.

The Fund may elect to treat part or all of certain "late-year losses" as incurred in the following taxable year for purposes of determining its taxable income and distributions. Net capital losses (capital losses in excess of capital gains) generally may be carried forward indefinitely by a RIC to offset future capital gains, subject to limitations. The carryover of losses may be limited following certain ownership changes. The Fund may be subject to a 4% nondeductible federal excise tax on certain undistributed amounts if it does not distribute during each calendar year at least (i) 98% of its ordinary income for the calendar year and (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 (or, if the Fund makes an election, for its fiscal year), plus any shortfalls from the prior year. The Fund intends to make distributions in amounts and at times intended to minimize excise tax, but there can be no assurance that all such liability will be eliminated. If the Fund retains net capital gain, it may designate the retained amount as "undistributed capital gains" in a notice to shareholders. In that case, shareholders would (i) be required to include their share of such undistributed amount in income as long-term capital gain, (ii) be entitled to a credit for their share of the tax paid by the Fund on such undistributed amount, and (iii) increase their tax basis in Shares by the excess of the amount included in income over the tax deemed paid.

Taxation of shareholders - distributions. Distributions of the Fund's investment company taxable income (computed without regard to the dividends-paid deduction) are taxable as ordinary income, whether paid in cash or reinvested. Distributions of net capital gain (net long-term capital gains in excess of net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long a shareholder has held Shares. Given the Fund's government money market investment strategy, its distributions are not expected to qualify for the reduced tax rates applicable to qualified dividend income or for the corporate dividends-received deduction.

Distributions are generally taxable when paid; however, any dividend declared in October, November, or December with a record date in such month and paid in January is treated for U.S. federal income tax purposes as received on December 31 of the year declared. Distributions may also be subject to state and local taxes.

If the Fund's distributions exceed its current and accumulated earnings and profits, all or a portion of such excess will be treated as a return of capital to shareholders, reducing each shareholder's tax basis in Shares (and, after such basis is reduced to zero, resulting in capital gain).

Taxation of shareholders - sale or exchange of Shares. A sale or other taxable disposition of Shares generally will result in a capital gain or loss equal to the difference between the amount realized and the shareholder's adjusted tax basis in the Shares. The gain or loss will be long-term if the Shares were held for more than one year, and short-term otherwise. Any loss realized on a disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as long-term capital gain that were distributed (or deemed distributed) with respect to such Shares. Losses may be disallowed under the "wash sale" rules if substantially identical Shares are acquired within 30 days before or after the disposition. Shareholders should consult their brokers regarding available cost-basis reporting methods and elections.

Creations and redemptions by Authorized Participants. An Authorized Participant that exchanges securities for Creation Units generally will recognize gain or loss equal to the difference between the market value of the Creation Units at the time and the sum of the Authorized Participant's aggregate basis in the securities surrendered plus the cash paid, if any. An Authorized Participant that redeems Creation Units generally will recognize gain or loss equal to the difference between the Authorized Participant's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the cash received, if any. The Internal Revenue Service may take the position that a loss realized upon an exchange of securities for Creation Units may be disallowed under the wash sale rules (for an exchanger that does not mark-to-market) or on the basis that there has been no significant change in economic position. If, after a creation, a purchaser (or group) would own 80% or more of the Fund's outstanding Shares and Section 351 of the Code otherwise would apply, the Fund may reject the order and may require beneficial ownership information reasonably necessary to evaluate the application of Section 351. If the Fund nonetheless issues Creation Units in such circumstances, the Authorized Participant may not recognize gain or loss on the exchange. Authorized Participants should consult their own tax advisers.

Taxation of Fund investments. Certain investments may be subject to complex provisions of the Code that, among other things, could affect the character of gains and losses realized by the Fund, accelerate the recognition of income to the Fund, defer losses, or affect whether income is qualifying income for RIC purposes. These rules may also require the Fund to recognize income or gains without a corresponding receipt of cash, potentially requiring the Fund to sell securities to meet the Distribution Requirement. The Fund intends to monitor transactions, make appropriate elections, and maintain books and records as required to mitigate adverse tax consequences and preserve RIC status.

Backup withholding and reporting. The Fund may be required to withhold federal income tax ("backup withholding") from dividends, capital gain distributions, and redemption proceeds payable to shareholders who fail to provide a correct taxpayer identification number, who are subject to backup withholding due to under-reporting, who fail to certify that they are not subject to backup withholding, or who fail to certify their U.S. status. Backup withholding is not an additional tax and amounts withheld may be credited against a shareholder's federal income tax liability.

Net investment income tax. Certain individuals, trusts, and estates are subject to a 3.8% tax on their "net investment income," (the "NII tax") which generally includes distributions from the Fund and net gains from the sale or other disposition of Shares.

Non-U.S. shareholders. Distributions to non-U.S. shareholders generally will be subject to U.S. withholding tax at the rate of 30% (or a lower applicable treaty rate) to the extent derived from ordinary income. Subject to certain requirements, the Fund may report a portion of its distributions as "interest-related dividends" or "short-term capital gain dividends," which generally are exempt from such withholding for non-U.S. shareholders; special rules and exceptions apply, including for individuals present in the United States for 183 days or more during the year. Gains realized by non-U.S. shareholders on the sale of Shares generally are not subject to U.S. federal income tax, subject to certain exceptions. Non-U.S. shareholders may be subject to backup withholding if they fail to provide required certifications.

FATCA. Under the Foreign Account Tax Compliance Act ("FATCA"), the Fund may be required to withhold 30% on ordinary income distributions paid to certain foreign financial institutions and non-financial foreign entities that fail to satisfy documentation, reporting, or other requirements. FATCA may also affect the Fund's returns on certain investments. Investors should consult their tax advisers regarding FATCA.

Tax-exempt shareholders. Tax-exempt investors (including retirement plans and IRAs) are generally exempt from federal income tax on Fund distributions and gains, except to the extent that such amounts constitute unrelated business taxable income ("UBTI"). In certain circumstances, investments by the Fund (for example, in residual interests of real estate mortgage investment conduits or certain real estate investment trusts) could generate UBTI to tax-exempt shareholders. Tax-exempt investors should consult their tax advisers.

Certain reporting. Shareholders may be required to file IRS Form 8886 if they recognize a loss on a disposition of Shares that exceeds applicable thresholds. Significant penalties may apply for failure to comply with reporting requirements. The fact that a loss is reportable does not affect whether the treatment of the loss is proper. The tax information provided here is only a summary of certain considerations. Prospective investors should consult their own tax advisers regarding the U.S. federal, state, local, and foreign tax consequences of an investment in the Fund.

FINANCIAL STATEMENTS

Because the Fund has not commenced operations as of the date of this SAI, no financial statements are presented. Audited financial statements for the Fund will be included in the Fund's annual report on Form N-CSR when available.